UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21726

360 Funds

(Exact name of registrant as specified in charter)

4520 Main Street, Suite 1425 Kansas City, MO	64111
(Address of principal executive offices)	(Zip code)

M3Sixty Administration, LLC
4520 Main Street
Suite 1425
Kansas City, MO 64111

(Name and address of agent for service)

Registrant's telephone number, including area code: 877-244-6235

Date of fiscal year end: 02/29/2016

Date of reporting period: 02/29/2016

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual report to Shareholders of the Snow Capital Funds, series of the 360 Funds (the “registrant”) for the period ended February 29, 2016 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”), as amended (17 CFR 270.30e-1) is filed herewith.

Snow Capital Focused Value Fund
Class A Shares (Ticker Symbol: SFOAX)
Class I Shares (Ticker Symbol: SFOIX)

Snow Capital Hedged Equity Fund
Class A Shares (Ticker Symbol: SHEAX)
Class I Shares (Ticker Symbol: SHEIX)

Snow Capital Market Plus Fund
Class A Shares (Ticker Symbol: SPLAX)
Class I Shares (Ticker Symbol: SPLIX)

Snow Capital Inflation Advantaged Equities Fund
Class A Shares (Ticker Symbol: SIAAX)
Class I Shares (Ticker Symbol: SIAIX)

Snow Capital Dividend Plus Fund
Class A Shares (Ticker Symbol: SDPAX)
Class I Shares (Ticker Symbol: SDPIX)

Snow Capital Mid Cap Value Fund
Class A Shares (Ticker Symbol: SNMAX)
Class I Shares (Ticker Symbol: SNMIX)

each a series of the
360 Funds

ANNUAL REPORT

February 29, 2016

Investment Adviser

Snow Capital Management L.P.
2000 Georgetowne Drive, Suite 200
Sewickley, Pennsylvania 15143

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS	1
INVESTMENT HIGHLIGHTS	17
SCHEDULES OF INVESTMENTS	26
STATEMENTS OF ASSETS AND LIABILITIES	41
STATEMENTS OF OPERATIONS	43
STATEMENTS OF CHANGES IN NET ASSETS	45
FINANCIAL HIGHLIGHTS	51
NOTES TO FINANCIAL STATEMENTS	63
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	75
ADDITIONAL INFORMATION	76
EXPENSE EXAMPLES	80
BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENT	83

Dear Shareholder:

The S&P 500 Index delivered a -6.19% return for the 12-month period ended February 29, 2016 as concerns over a persistently strong dollar, sluggish global growth and plunging commodity prices have caused stocks to tumble as investors scaled back risk exposure.

In our semi-annual letter, we wrote about the performance differential between value and growth as well as discussed the valuation difference between the two styles. Now, we believe the value style of investment may be reaching the bottom of its cycle and the market appears ready for a fundamental shift from growth to value. As we enter 2016, we have been seeing signs of a rotation from growth to value and we believe this trend should continue. While our observations indicate that value stocks can often outperform over the long run, growth stocks have enjoyed phases of outperformance that have lasted for several years with the most recent period lasting since the financial crisis.

In 2015, market performance was driven by a narrow leadership with big growth stocks such as Netflix and Amazon masking broad market declines. Regardless of business quality, balance sheet strength and valuation, the market in general sought relative safety in a handful of stocks with the perceived growth and familiarity that provided some sense of security for investors. As we entered 2016, many of the previous leaders, the big growth stocks, have declined by wide margins while value stocks have held up, dampening some of the downside. We believe this may be indicative of an inflection point where value could outpace growth over the coming market cycle.

We believe part of the reason for the shift has been the narrowing of what continued to be very wide valuation differentials; investors have had to pay a large premium to buy growth stocks. In an economic environment that has been lacking growth, investors have been paying up for growth but the gap has become extreme. Furthermore, after years of underperformance, value stocks look like relative bargains compared to growth stocks, with valuation spreads supporting the prospect of the beginning of the value style of investing being in favor.

In an environment of slower global growth and declining earnings, investors have indiscriminately sold risk assets without regard for valuation. This has created attractive investment opportunities for us. As of this writing, our stocks sell at substantial discounts to their benchmarks based on earnings, book value and cash flow, while also offering competitive growth in forecasted earnings.

While valuations appear stretched in certain sectors, there are areas with favorable valuations including stocks in the Industrials, Consumer Discretionary and Technology sectors. Within Industrials, investor sentiment has priced the entire sector for a recession with the most pessimistic scenario reflected in current valuations. The Consumer Discretionary sector should benefit from rising employment, wage growth, and lower gasoline prices. Stocks in the Technology sector have relatively strong top line growth, high profit margins, large cash reserves, strong balance sheets and low levels of debt. We continue to favor select stocks in the Financials sector where even in the current low interest rate environment the combination of low valuations and depressed but healthy returns on capital support a compelling investment opportunity even as the prospect of rising interest rates provides further upside optionality.

Meanwhile, we believe the greatest opportunity is in energy stocks. On the supply side, natural gas production is down in most plays including low cost regions like Appalachia, and producers are throttling back capital budgets for the coming year. Unfortunately, these positive trends have been undermined by an unseasonably warm winter in the Midwest and Northeast, where heating degree days are 25% below normal. Assuming a return to normal weather in the next 12-18 months, we are increasingly confident that natural gas prices can stage a recovery, which should ultimately benefit North American producers and service providers. Fundamentals in the natural gas market have continued to improve. Within the oil market, we believe there should be a supply response given the reduction in capital expenditures over the next year. If we see definitive data points confirming this thesis we may increase our allocation to this sector.

In other sectors, including Utilities, Telecomm, Consumer Staples and REITS, bloated valuations coupled with rising interest rates may lead to price-to-earnings ("P/E") compression. We have little exposure to these sectors and we believe we have finally seen an inflection point, which could prove to be a source of positive relative performance in the future.

We believe some of the higher beta, more volatile stocks that are inexpensive may be more stable in their earnings than lower beta and less volatile stocks. Many of these companies have solid balance sheets, with strong cash flows. These companies have the wherewithal to perform well in a low growth and more volatile economic environment.

Company Spotlight

Abercrombie & Fitch (ANF)

Abercrombie & Fitch (ANF) is a specialty retailer that operates stores that sell casual sportswear apparel. ANF became a candidate for investment after several poor management decisions were exacerbated by weak apparel industry sales. The company’s two primary concepts, Abercrombie & Fitch and Hollister, became too similar over time leading to sales cannibalization and weak competitive positioning. Aggressive and costly expansion into international markets delivered mixed results. Overall teen retail apparel sales trailed expectations, exacerbating the impact of poor management.

The Board’s decision to fire founding CEO Mike Jefferies provided a significant catalyst for change. New brand leadership has been empowered to separate and distinguish their respective concepts. International store growth has moderated, and results have improved. The new management team has continued a series of closures designed to right-size the U.S. store footprint in light of increased online sales, which now represent over 25% of total company sales. Reduced overhead expenses and a focus on conservatively managing working capital have led to improved margins.

Sales and margins offer a significant opportunity for earnings recovery. The Hollister concept has shown signs of a sales turnaround, but ANF same store sales remain negative. The consolidated operating margin in 2015 was 3.9%, well below 10 year average of 8.5% for the S&P 500 Index specialty retail sector and 9.1% average for ANF.

In spite of abnormally negative analyst sentiment, the stock has risen 88% from its August 2015 low through February 29, 2016. Improving sentiment might offer a tailwind to valuation if management execution continues to improve. There is no net debt on the balance sheet, an open authorization to repurchase 10% of shares and the company recently paid a quarterly dividend currently yielding 2.5%.

Triumph Group (TGI)
Aerospace and defense manufacturer Triumph Group (TGI), faced significant headwinds in 2015. Investors have long doubted the company’s ability to grow its topline due to heavy exposure to maturing commercial and defense program platforms like the Boeing 747, the Boeing 777, and the C-17. Poor execution further hindered stock performance as cost overruns resulted in forward charges, meager free cash flow generation, and depressed margins. In addition, a long history of acquisitions and a decentralized operational approach created a bloated, inefficient organization. The board of directors fired TGI’s CEO in February 2015, with founder Richard Ill stepping in as interim CEO.

Despite a difficult year, green shoots of a turnaround may be starting to appear. We believe TGI is well positioned and should benefit from the robust, slow ramp of the commercial aerospace cycle, with enough levers for self-help that operations should improve in any type of macro climate. The company continued to win new business with over $735 million in revenue added in the current fiscal year. Backlog is a healthy $5 billion. At the same time, with over 60+ manufacturing facilities, TGI has ample opportunity to lower its fixed cost base. The company has embarked upon a major cost reduction initiative and a full strategic review. In late December, shares spiked after TGI announced the hiring of a new CEO, suggesting renewed confidence in the company and warming investor sentiment.

At seven times earnings, we believe that TGI is attractively valued. The company should be able to generate ample free cash flow through current headwinds, with potential for growth. TGI is a “show-me” story that has much to prove, but the company can improve results without much help from macro-economic data, the dollar, China, currency, or interest rates in our view. In addition, because of the company’s own internal issues, we expect TGI to grow earnings even as many investors begin to question the sustainability of current commercial aerospace supply and demand trends.

In Closing

At Snow Capital Management L.P., we are bottom-up fundamental stock pickers. We do not attempt to time the market. We stay nearly fully invested at all times, holding minimal cash balances in order to service fund redemptions. Being fully invested when an unexpected market moving event produces short-term losses can be difficult to endure, but we believe one does not maximize long-term returns by continually trying to guess the next market move. In our opinion, real wealth is built over long periods of time by sticking to an investment discipline, both in good times and bad. We continue to have a positive outlook for long-term equity returns. Our investments have near-term catalysts with attractive valuations, solid balance sheets and strong cash flows. Collectively, we believe our Funds offer favorable valuations compared to their benchmarks. As of February 29, 2016, our stocks sell at a 20% to 40% discount to their benchmarks on earnings, book value, and cash flow while, we believe, also offering superior growth potential in forecasted earnings. Over our three to five year investment horizon, we continue to believe our Funds should be well positioned to benefit from long-term growth opportunities.

Snow Capital offers mutual funds that provide an investor the opportunity to leverage the Firm’s value investing process, our resources as an institutional investor, and our professional investment discipline. The funds all employ the same investment process. Your financial professional can help you determine which fund may be best suited to you.

Thank you for choosing the Snow Capital Family of Funds.

Snow Capital Market Plus Fund

How did the Fund perform?

For the full year ended February 29th, 2016, the Class I Shares return was -19.62% compared to a return of -9.73% for the Russell 3000 Value Index. For the six-month period ended February 29th, 2016, the Snow Capital Market Plus Fund I Shares recorded a return of -12.00% compared to a return of -3.18% for the Russell 3000 Value Index.

How is the Fund managed?

The Snow Capital Market Plus Fund typically maintains a portfolio of 50 to 80 U.S.-listed securities. The Fund invests approximately 50% of its net assets in equity securities of companies that are among the top 300 securities by weighting in the Russell 3000 Value Index. The Fund invests in each of the top 20 securities by weighting in the Russell 3000 Value Index. We use fundamental analysis and valuation techniques to determine an optimum weight for each position.

With respect to its remaining 50% of assets, the Fund mirrors the Snow Capital Focused Value strategy. Snow Capital invests using a contrarian relative value process that is rooted in fundamental analysis and behavioral finance. The Focused Value strategy’s portfolio includes a concentrated group of 18 to 24 stocks that is assembled using a collaborative approach, with weekly input from analysts and portfolio managers. Positions are conviction weighted to reflect potential upside and near-term catalysts.

Top Positive Contributors to the Fund’s Return

For the full year, the Utilities and Telecomm Service sectors added to overall performance.

Despite suppressed energy prices, Chevron Corporation (CVX) added to performance as the company shed assets, lowering sustained capital requirements. Investors were pleased to hear about plans for capital preservation during this period of commodity price uncertainty. General Electric (GE) outperformed after disclosing their intentions to exit most of GE Capital, the company’s financial services arm, and refocus efforts on their core industrial business. Nabors Industries (NBR) did well to curb spending ahead of the anticipated rig count drop spurred by falling energy prices. The Fund exited the position early in the fiscal year over concerns surrounding the duration of the lower rig count relative to years prior. Spirit AeroSystems (SPR), a tier 1 aerospace supplier, executed well during the fiscal year, initiating a share repurchase program and outperforming on free-cash-flow expectations. Higher production rates in the first half of the fiscal year combined with cost reductions boosted margins for the company. Microsoft Corporation (MSFT) outperformed driven by results from its cloud segment that exceeded expectations as the company continues to transition past the PC.
Top Detractors from the Fund’s Return

For the full year, the Financials, Energy, Materials, Consumer Discretionary, Information Technology, Health Care, Industrials, and Consumer Staples sectors detracted from overall performance.

Chesapeake Energy (CHK) underperformed due to weakness in oil and gas prices. The industry continues to work through a supply/demand imbalance. Shares of Triumph Group (TGI) detracted from performance as sales slowed on maturing commercial aerospace programs along with softer aftermarket sales. However, with a new CEO on board and a strategic review in the works, we expect investors to regain confidence in TGI once management details its comprehensive plan to right the ship and begins to execute. Shares remain extremely cheap at just six times earnings. Community Health Systems (CYH) negatively impacted performance due to continued difficulties integrating Health Management Associates (HMA), a hospital chain acquired in late 2013, and pricing concerns following a structural shift away from commercial payers and towards Medicaid. Rio Tinto PLC (RIO) fell with global iron ore prices, which reached historic lows during the fiscal year on a global supply glut driven by slowing development in China. Viacom (VIAB) sold off during the period due to continued weakness in domestic advertising, while general industry concerns around consumers ‘cutting the cable cord’ resulted in steep declines for all media stocks.

Portfolio Positioning

As of February 29th, 2016, the Fund held an overweight position in the Information Technology, Consumer Discretionary , Materials, Health Care, and Energy sectors and an underweight in the Utilities, Industrials, Consumer Staples, Telecomm Service, and Financials sectors compared to the Russell 3000 Value Index.

We reduced our exposure to the Industrials, Energy, Consumer Discretionary, and Financials sectors and increased our investments in the Information Technology, Materials, Consumer Staples, Telecomm Service, Health Care, and Utilities during the year.

Snow Capital Market Plus Fund (continued)

Comments on the Fund’s Five Largest Holdings

JPMorgan Chase (JPM)

Under the leadership of CEO Jamie Dimon, JPM was able to navigate through the financial crisis and achieve appropriate levels of capitalization to appease regulators in the years following. Credit trends have normalized, the core loan book is growing, and litigation issues are largely behind the company. The company remains focused on capital generation, cost reduction, regulatory compliance and shareholder returns. Because of its market leading position, we believe that JPM shares will command a premium multiple compared to other banks.

Bank of America Corporation (BAC)

One of the largest financial institutions in the United States, we believe that BAC will benefit from less competition and greater economies of scale over the long-term. Capital levels have been bolstered and the business model has been simplified under the direction of CEO Brian Moynihan.

Chevron Corp (CVX)

One of the largest integrated oil companies in the world, the Fund was provided an opportunity to enter the position following the global drop in oil prices. With manageable debt levels and a dividend paying over 4%, CVX is well positioned to weather the commodity price downturn.

MetLife, Inc (MET)

The second largest U.S. life insurer, MET should benefit from rising demand for life insurance for the growing middle class in emerging markets, baby boomers choosing variable annuity products as a way to help mitigate volatile equity markets, and increasing demand for companies to "annuitize" large, unfunded corporate pensions. Recently the company has announced that it will spin off part of its retail life business to satisfy increasing regulatory and compliance requirements. MET is expected to deploy excess capital to shareholders or for possible acquisitions.

Merck & Co (MRK)

With product offerings that includes prescription medicines, vaccines, biologic therapies, and animal health, MRK offers a diverse portfolio with long term growth potential. The company has a strong balance sheet, actively repurchases shares, and has executed on cost savings plans.

Snow Capital Mid Cap Value Fund

How did the Fund perform?

For the full year ended February 29th, 2016, the Class I Shares return was -22.60% compared to a return of -12.06% for the Russell 2500 Value Index and -11.72% for the Russell Midcap Value Index. For the six-month period ended February 29th, 2016, the Snow Capital Mid Cap Value Fund I Shares recorded a return of -13.76% compared to a return of -5.93% for the Russell 2500 Value Index and -5.17% for the Russell Midcap Value Index.
How is the Fund managed?

We employ a contrarian value process rooted in the fundamental analysis of individual companies to build a portfolio of investments. The Snow Capital Mid Cap Value Fund typically maintains a portfolio between 30 to 50 U.S.-listed equities. We weight position sizes based upon our assessment of upside potential and near-term catalysts. The Fund draws at least 80% of its investments from companies with market capitalizations between $3 billion and $25 billion.

Top Positive Contributors to the Fund’s Return

For the full year, no single sector added to overall performance.

Abercrombie & Fitch (ANF) outperformed due to earnings releases that exceeded expectations, driven by higher sales and margins. The positive momentum can be attributed to the company’s Hollister brand, which continues to make progress on its turnaround. First Niagara Financial Group (FNFG) added to performance following an announcement that KeyBank (KEY) planned to acquire the company in a cash and stock transaction that valued the company at more than $4 Billion. Broadcom Corporation (BRCM) was acquired by Avago Technologies, now Broadcom Limited (AVGO), in a cash and stock deal worth nearly $30 Billion, a 17% premium at the time. Open Text Corporation (OTEX), a software and services provider in the Enterprise Information Management market, delivered on previously announced restructuring initiatives while announcing a forward outlook for 2016 that investors cheered. Despite weak end markets and depressed volumes, Eaton Corporation (ETN) added to performance by delivering earnings above expectations through higher margins, expense control, and a continued commitment to aggressively repurchase shares.

Top Detractors from the Fund’s Return

For the full year, the Materials, Industrials, Energy, Health Care, Financials, Consumer Discretionary, Information Technology, Consumer Staples, and Utilities sectors detracted from overall performance.

Community Health Systems (CYH) negatively impacted performance due to continued difficulties integrating Health Management Associates (HMA), a hospital chain acquired in late 2013, and pricing concerns following a structural shift away from commercial payers and towards Medicaid. Shares of Triumph Group (TGI) detracted from performance as sales slowed on maturing commercial aerospace programs along with softer aftermarket sales. However, with a new CEO on board and a strategic review in the works, we expect investors to regain confidence in TGI once management details its comprehensive plan to right the ship and begins to execute. Shares remain extremely cheap at just six times earnings. Owens-Illinois (OI), a glass bottle and packaging manufacturer, disappointed as the macro environment, specifically in Brazil and the strong US Dollar, weighed on results. Macro factors also negatively impacted Kennametal Inc (KMT), which reduced their forward outlook multiple times on concerns surrounding China, coal, and oil/gas headwinds. Axiall Corporation (AXLL) pulled back on weak caustic prices and lower PVC volumes. The company received a takeover off from Westlake Chemical (WLK) late in the fiscal year that should offer downside protection for the company.

Portfolio Positioning

As of February 29th, 2016, the Fund held an overweight position in the Information Technology, Materials, Consumer Discretionary, and Industrials sectors and an underweight in the Financials, Utilities, Health Care, and Energy sectors compared to the Russell 2500 Value Index. The Fund held no position in the Telecomm Service or Consumer Staples sectors.

We reduced our exposure to the Energy, Industrials, Financials, Health Care, and Consumer Staples sectors and increased our investments in the Consumer Discretionary, Materials, Information Technology, and Utilities sectors during the year. The Fund maintained no position in the Telecomm Service sector.

Snow Capital Mid Cap Value Fund (continued)

Comments on the Fund’s Five Largest Holdings

Macy’s, Inc (M)

One of country’s leading retailers, Macy’s is adapting to the evolving retail industry by selectively closing stores and consolidating regions while simultaneously embracing the online sales channel. A steady dividend, active share repurchases, and robust cash-flow generation should continue to support shares.

Voya Financial, Inc (VOYA)

Spun out of ING in 2013, VOYA provides retirement solutions, investment management, and insurance solutions to more than 13 million customers.

Hartford Financial Services Group (HIG)

HIG is one of the oldest life insurance companies in the United States and one of the largest in terms of variable annuity assets under management. The new management team brought in after the financial crisis has worked to transform the business, lowering risk and increase return-on-equity while returning excess capital to shareholders.

International Paper Company (IP)

A stronger, restructured paper company poised to capitalize on a cyclical recovery, IP has exited underperforming, low margin business to focus on segments where they are the #1 or #2 market share position. Growth in BRIC (Brazil, Russia, India, and China) countries will help to offset mature markets in the US and Europe.

KeyCorp (KEY)

Midwestern regional bank KEY boasts nearly $100 Billion in assets while providing deposit, lending, cash management, and investment services to small, medium, and large-sized business across 12 states. The pending acquisition of First Niagara (FNFG) will add $30 Billion in assets and expand the company’s footprint.

Snow Capital Hedged Equity Fund

How did the Fund perform?

For the full year ended February 29th, 2016, the Class I Shares return was -20.80% compared to a return of -6.19% for the S&P 500 Index, -9.73% for the Russell 3000 Value Index, and -9.22% for the HFRX Equity Hedge Index. For the six-month period ended February 29th, 2016, the Snow Capital Hedged Equity Fund I Shares recorded a return of -14.26% compared to a return of -0.92% for the S&P 500 Index, -3.18% for the Russell 3000 Value Index, and -6.78% for the HFRX Equity Hedge Index.

How is the Fund managed?

We employ a contrarian relative value process that is rooted in fundamental analysis and behavioral finance. The Hedged Equity Fund will invest primarily in equity securities, that Snow Capital believes are undervalued and selling short equity securities the Firm believes are overvalued.

Under normal market conditions, the Fund will invest approximately 80-100% of its net assets in long equity securities, or other similar investments. Using a bottom-up approach that seeks to identify companies that the Firm believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion leading to higher stock price valuations. The fund may invest in securities of companies of any size and is not managed toward sector or industry weights.

The Fund will also sell securities short. Under normal market conditions, short sales will typically represent 20-40% of net assets. The Fund will employ short positions in an attempt to increase returns and/or to reduce risk. Short sales are placed after performing a bottom-up approach, and it is believed that the price of a particular security is overvalued.

Top Positive Contributors to the Fund’s Return

For the full year, the Consumer Staples and Utilities sectors added to overall performance.

Despite suppressed energy prices, Chevron Corporation (CVX) added to performance as the company shed assets, lowering sustained capital requirements. Investors were pleased to hear about plans for capital preservation during this period of commodity price uncertainty. Spirit AeroSystems (SPR) a tier 1 aerospace supplier, executed well during the fiscal year, initiating a share repurchase program and outperforming on free-cash-flow expectations. Higher production rates in the first half of the fiscal year combined with cost reductions boosted margins for the company. Despite weak end markets and depressed volumes, Eaton Corporation (ETN) added to performance by delivering earnings above expectations through higher margins, expense control, and a continued commitment to aggressively repurchase shares. PBF Energy (PBF), an independent petroleum refiner, benefitted from lower oil and gas prices along with wider crack spreads. Investors are pleased with the optionality of the asset base and the company’s ability to remain flexible depending on what the commodity price environment dictates. Nabors Industries (NBR) did well to curb spending ahead of the anticipated rig count drop spurred by falling energy prices. The Fund exited the position early in the fiscal year over concerns surrounding the duration of the lower rig count relative to years prior.

Top Detractors from the Fund’s Return

For the full year, the Financials, Information Technology, Consumer Discretionary, Energy, Materials, Industrials, and Health Care sectors detracted from overall performance.

Viacom (VIAB) sold off during the period due to continued weakness in domestic advertising, while general industry concerns around consumers ‘cutting the cable cord’ resulted in steep declines for all media stocks. Shares of Triumph Group (TGI) detracted from performance as sales slowed on maturing commercial aerospace programs along with softer aftermarket sales. However, with a new CEO on board and a strategic review in the works, we expect investors to regain confidence in TGI once management details its comprehensive plan to right the ship and begins to execute. Shares remain extremely cheap at just six times earnings. NetApp (NTAP), a provider of storage and data management solutions, underperformed as price competition, shifts in enterprise IT spending, and increased macro concerns led management to temper the 2016 outlook. Chesapeake Energy (CHK) underperformed due to weakness in oil and gas prices. The industry continues to work through a supply/demand imbalance. Bank of America (BAC) detracted following investor concerns surrounding energy exposure along with costs that exceeded expectations.

Snow Capital Hedged Equity Fund (continued)

Portfolio Positioning

As of February 29th, 2016, the Fund held a net overweight position in Financials, Consumer Discretionary, Materials, Information Technology, and Utilities sectors and a net underweight position in the Consumer Staples, Telecomm Service, Energy, Health Care, and Industrials sectors compared to the S&P 500 Index. As of February 29th, 2016, The Fund’s long exposure was 94.2%, short exposure was -27.5%, and net exposure was 66.7% relative to the total value of the portfolio, including cash.

We reduced our exposure to the Energy, Financials, Industrials, Consumer Discretionary, Consumer Staples, and Telecomm Service sectors and increased our investments in the Information Technology, Utilities, Health Care, and Materials sectors during the year. The Fund maintained its negative net exposure to the Telecomm Service sector.

Comments on the Fund’s Five Largest Holdings

Eaton Corporation (ETN)

As a leading industrial player in both the US and abroad, ETN is poised to benefit from many global trends, including energy-efficient, environmentally friendly power; recovery in truck and automotive markets; aerospace cycles; power transmission; non-residential recovery; and growth in data centers.

Teva Pharmaceutical Industries (TEVA)

TEVA is the world’s largest generic pharmaceuticals company featuring an expanding specialty drug portfolio focused on the CNS and respiratory therapeutic areas. The company’s robust portfolio is positioned to benefit from the expansion of generic pharmaceuticals worldwide along with the maturing biosimilar market.

Qualcomm (QCOM)

In addition to being the second largest semiconductor supplier in the world, QCOM boasts an extensive patent licensing business which stabilizes cash flow. The company will benefit from continued smartphone growth across the planet.

Macy’s, Inc. (M)

One of the country’s leading retailers, Macy’s is adapting to the evolving retail industry by selectively closing stores and consolidating regions while simultaneously embracing the online sales channel. A steady dividend, active share repurchases, and robust cash-flow generation should continue to support shares.

NetApp, Inc. (NTAP)

As the second largest external storage vendor worldwide with leading market share positions, NTAP is well positioned to benefit from the continued growth of digital information. The company’s strong presence with large enterprises coupled with partnerships with leading IT providers such as Amazon (AMZN), Cisco (CSCO), Microsoft (MSFT) and Verizon (VZ) serves as an anchor for the business.

Snow Capital Inflation Advantaged Equities Fund

How did the Fund perform?

For the full year ended February 29th, 2016, the Class I Shares return was -27.59% compared to a return of -7.84% for the Russell 3000 Index. For the six-month period ended February 29th, 2016, the Snow Capital Inflation Advantaged Equities Fund I Shares recorded a return of -17.49% compared to a return of -2.68% for the Russell 3000 Index.

How is the Fund managed?

Snow Capital invests using a contrarian relative value process that is rooted in fundamental analysis and behavioral finance, seeking to yield a portfolio that is amply diversified across a wide spectrum of economic classifications and sectors. The Snow Capital Inflation Advantaged Equities Fund typically maintains a portfolio between 30 and 50 securities with a focus on companies who may prosper from inflation, evidenced by growing revenues, expanding margins, or other drivers of income. Inflation may be driven by macroeconomic factors, but it can also be company or sector specific, enabling a broad array of investment candidates in any economic environment. Under normal market conditions, at least 80% of the Fund’s net assets are invested in equity securities of companies with market capitalizations greater than $1 billion, and up to 15% of its net assets may be invested in U.S. Government or U.S agency obligations.

Top Positive Contributors to the Fund’s Return

For the full year, the Consumer Staples, Telecom Service, and Utilities sectors added to overall performance.

Tyson Foods (TSN) added to performance as management showed signs of execution on their turnaround plan, including expanding EBITDA margins to the highest level in the modern era of the company. PBF Energy (PBF), an independent petroleum refiner, benefitted from lower oil and gas prices along with wider crack spreads. Investors are pleased with the optionality of the asset base and the company’s ability to remain flexible depending on what the commodity price environment dictates. General Electric (GE) outperformed after disclosing their intentions to exit most of GE Capital, the company’s financial services arm, and refocus efforts on their core industrial business. Newmont Mining (NEM), a gold miner, added to performance as expectations for interest rate increases fell and global macro risks increased, pushing gold prices higher. Verizon Communications (VZ) posted strong results, driven by lower capital expenditures and an increase in demand for subsidized handsets. Capacity continues to expand and the company continues to optimize its network as it prepares to begin testing 5G technology in 2016.

Top Detractors from the Fund’s Return

For the full year, the Materials, Energy, Financials, Health Care, Consumer Discretionary, Industrials, and Information Technology detracted from overall performance.

Ultra Petroleum (UPL) shares fell in response to weak prices for natural gas. Natural gas demand this winter was well below normal due to record temperatures throughout the Northeast. Chesapeake Energy (CHK) underperformed due to weakness in oil and gas prices. The industry continues to work through a supply/demand imbalance. Community Health Systems (CYH) negatively impacted performance due to continued difficulties integrating Health Management Associates (HMA), a hospital chain acquired in late 2013, and pricing concerns following a structural shift away from commercial payers and towards Medicaid. Rio Tinto PLC (RIO) fell with global iron ore prices, which reached historic lows during the fiscal year on a global supply glut driven by slowing development in China. Another miner that was one of the Fund’s top detractors, Freeport-McMoRan (FCX), fell with the prices of copper, oil, and gas in addition to slowing demand from China.

Portfolio Positioning

As of February 29th, 2016, the Fund held an overweight position in the Materials, Financials, Energy, and Telecomm Service sectors and an underweight in the Information Technology, Health Care, Consumer Discretionary, Consumer Staples, Industrials, and Utilities sectors compared to the Russell 3000 Index.

We reduced our exposure to the Energy, Health Care, Industrials, Materials, and Consumer Staples sectors and increased our investments in the Consumer Discretionary, Telecomm Service, Information Technology, Utilities, and Financials sectors during the year.

Snow Capital Inflation Advantaged Equities Fund (continued)

Comments on the Fund’s Five Largest Holdings

American International Group (AIG)

AIG is a multi-line insurance company with operations spanning more than 100 countries, boasting one of the most extensive property and casualty networks of any insurer worldwide. Domestically, the company is a leading provider of life insurance and retirement services.

JPMorgan Chase (JPM)

Under the leadership of CEO Jamie Dimon, JPM was able to navigate through the financial crisis and achieve appropriate levels of capitalization to appease regulators in the years following. Credit trends have normalized, the core loan book is growing, and litigation issues are largely behind the company. The company remains focused on capital generation, cost reduction, regulatory compliance and shareholder returns. Because of its market leading position, we believe that JPM shares will command a premium multiple compared to other banks.

MetLife, Inc. (MET)

The second largest U.S. life insurer, MET should benefit from rising demand for life insurance for the growing middle class in emerging markets, baby boomers choosing variable annuity products as a way to help mitigate volatile equity markets, and increasing demand for companies to "annuitize" large, unfunded corporate pensions. Recently the company has announced that it will spin off part of its retail life business to satisfy increasing regulatory and compliance requirements. MET is expected to deploy excess capital to shareholders or for possible acquisitions.

Hartford Financial Services Group (HIG)

HIG is one of the oldest life insurance companies in the United States and one of the largest in terms of variable annuity assets under management. The new management team brought in after the financial crisis has worked to transform the business, lowering risk and increase return-on-equity while returning excess capital to shareholders.

Macy’s, Inc. (M)

One of the country’s leading retailers, Macy’s is adapting to the evolving retail industry by selectively closing stores and consolidating regions while simultaneously embracing the online sales channel. A steady dividend, active share repurchases, and robust cash-flow generation should continue to support shares.

Snow Capital Dividend Plus Fund

How did the Fund perform?

For the full year ended February 29th, 2016, the Class I Shares return was -20.67% compared to a return of -9.41% for the Russell 1000 Value Index. For the six-month period ended February 29th, 2016, the Snow Capital Dividend Plus Fund I Shares recorded a return of -8.49% compared to a return of -2.87% for the Russell 1000 Value Index.

How is the Fund managed?

Snow Capital invests using a contrarian relative value process that is rooted in fundamental analysis and behavioral finance. The Snow Capital Dividend Plus Fund builds on our bottom-up value process with an emphasis on both income and capital appreciation. The portfolio consists of 40-70 investments that are weighted according to total expected return with up to 25% invested in foreign equity or fixed income.

Top Positive Contributors to the Fund’s Return

For the full year, the Consumer Discretionary, Utilities, and Telecomm Service sectors added to overall performance.

Abercrombie & Fitch (ANF) outperformed due to earnings releases that exceeded expectations, driven by higher sales and margins. The positive momentum can be attributed to the company’s Hollister brand, which continues to make progress on its turnaround. Coach, Inc (COH) added to performance as the company’s brand transformation continues positive momentum, with strength across product sales, store initiatives, and marketing efforts. First Niagara Financial Group (FNFG) added to performance following an announcement that KeyBank (KEY) planned to acquire the company in a cash and stock transaction that valued the company at more than $4 Billion. Exelon Corporation (EXC) is an integrated utility with a north-east footprint. The company and its small carbon footprint will benefit from coal retirements, while on a sum-of-the-parts basis EXC’s share price is implying very little improvement in electricity fundamentals over numerous years. General Electric (GE) outperformed after disclosing their intentions to exit most of GE Capital, the company’s financial services arm, and refocus efforts on their core industrial business.

Top Detractors from the Fund’s Return

For the full year, the Energy, Materials, Information Technology, Industrials, Consumer Staples, Financials, and Health Care sectors detracted from overall performance.

Tidewater, Inc. (TDW), an operator of offshore service vessels used by the energy industry, fell in response to lower oil prices and reduced activity levels. The company continues to cut costs in response to lower spending in offshore markets. Axiall Corporation (AXLL) pulled back on weak caustic prices and lower PVC volumes. The company received a takeover offer from Westlake Chemical (WLK) late in the fiscal year that should offer downside protection for the company. Rio Tinto PLC (RIO) fell with global iron ore prices, which reached historic lows during the fiscal year on a global supply glut driven by slowing development in China. Southwestern Energy (SWN) underperformed due to weakness in oil and gas prices. The industry continues to work through a supply/demand imbalance. Hi-Crush Partners LP (HCLP), a frac sand provider, fell with oil and gas prices. When margins came under pressure for drillers, providers such as HCLP were leaned on for price and volume concessions.

Portfolio Positioning

As of February 29th, 2016, the Fund held an overweight position in the Consumer Discretionary, Materials, Financials, Telecomm Service, Energy, and Information Technology sectors and an underweight in the Health Care, Utilities, and Industrials sectors compared to the Russell 1000 Value Index. The Fund held no position in the Consumer Staples sector.

We reduced our exposure to the Industrials, Consumer Staples, Financials, Health Care, Telecomm Service, and Materials sectors and increased our investments in the Consumer Discretionary, Information Technology, Utilities, and Energy sectors during the year.

Snow Capital Dividend Plus Fund (continued)

Comments on the Fund’s Five Largest Holdings

Bank of America Corporation Preferred (BAC Pfd)

One of the largest financial institutions in the United States, we believe that BAC will benefit from less competition and greater economies of scale over the long-term. Capital levels have been bolstered and the business model has been simplified under the direction of CEO Brian Moynihan.

Verizon Communications (VZ)

Facing increased competition in the US wireless market, VZ’s valuation has compressed. Free-cash-flow is substantial, and should only grow as capital expenditures decline following a cyclical infrastructure build out. The company stands to benefit from further LTE penetration and the development of the internet of things.

International Paper Company (IP)

A stronger, restructured paper company poised to capitalize on a cyclical recovery, IP has exited underperforming, low margin business to focus on segments where they are the #1 or #2 market share position. Growth in BRIC (Brazil, Russia, India, and China) countries will help to offset mature markets in the US and Europe.

Annaly Capital Management Preferred (NLY Pfd)

NLY is a real estate investment trust, meaning the company must distribute at least 90% of its taxable income to shareholders annually in the form of dividends. The portfolio is comprised mostly of residential agency mortgage-backed securities with exposure to Texas, North Carolina, Florida, and Ohio. The Fund owns the 7.625% series C shares.

Hatteras Financial Corporation Preferred (HTS Pfd)

HTS, a real estate investment trust, has a portfolio of primarily residential agency mortgage-backed securities, with about 70% exposure to California. The Fund owns the 7.625% series A shares.

Snow Capital Focused Value Fund

How did the Fund perform?

For the full year ended February 29th, 2016, the Class I Shares return was -28.37% compared to a return of -9.41% for the Russell 1000 Value Index. For the six-month period ended February 29th, 2016, the Snow Capital Focused Value Fund I Shares recorded a return of -19.80% compared to a return of -2.87% for the Russell 1000 Value Index.

How is the Fund managed?

Snow Capital invests using a contrarian relative value process that is rooted in fundamental analysis and behavioral finance. The Snow Capital Focused Value Fund portfolio includes a concentrated group of 18-24 stocks that is assembled using a collaborative approach, with weekly input from analysts and portfolio managers. Positions are conviction weighted to reflect potential upside and near-term catalysts.

Top Positive Contributors to the Fund’s Return

For the full year, the Utilities sector added to overall performance.

Despite suppressed energy prices, Chevron Corporation (CVX) added to performance as the company shed assets, lowering sustained capital requirements. Investors were pleased to hear about plans for capital preservation during this period of commodity price uncertainty. Nabors Industries (NBR) did well to curb spending ahead of the anticipated rig count drop spurred by falling energy prices. The Fund exited the position early in the fiscal year over concerns surrounding the duration of the lower rig count relative to years prior. Despite weak end markets and depressed volumes, Eaton Corporation (ETN) added to performance by delivering earnings above expectations through higher margins, expense control, and a continued commitment to aggressively repurchase shares. Spirit AeroSystems (SPR), a tier 1 aerospace supplier, executed well during the fiscal year, initiating a share repurchase program and outperforming on free-cash-flow expectations. Higher production rates in the first half of the fiscal year combined with cost reductions boosted margins for the company. PBF Energy (PBF) an independent petroleum refiner, benefitted from lower oil and gas prices along with wider crack spreads. Investors are pleased with the optionality of the asset base and the company’s ability to remain flexible depending on what the commodity price environment dictates.

Top Detractors from the Fund’s Return

For the full year, the Financials, Energy, Materials, Information Technology, Consumer Discretionary, Industrials, and Health Care sectors detracted from overall performance.

Chesapeake Energy (CHK) underperformed due to weakness in oil and gas prices. The industry continues to work through a supply/demand imbalance. Community Health Systems (CYH) negatively impacted performance due to continued difficulties integrating Health Management Associates (HMA), a hospital chain acquired in late 2013, and pricing concerns following a structural shift away from commercial payers and towards Medicaid. Shares of Triumph Group (TGI) detracted from performance as sales slowed on maturing commercial aerospace programs along with softer aftermarket sales. However, with a new CEO on board and a strategic review in the works, we expect investors to regain confidence in TGI once management details its comprehensive plan to right the ship and begins to execute. Shares remain extremely cheap at just six times earnings. Rio Tinto PLC (RIO) fell with global iron ore prices, which reached historic lows during the fiscal year on a global supply glut driven by slowing development in China. Viacom, Inc. (VIAB) sold off during the period due to continued weakness in domestic advertising, while general industry concerns around consumers ‘cutting the cable cord’ resulted in steep declines for all media stocks.

Portfolio Positioning

As of February 29th, 2016, the Fund held an overweight position in the Consumer Discretionary, Materials, Information Technology, and Energy sectors and an underweight in the Utilities, Health Care, Industrials, and Financials sectors compared to the Russell 1000 Value Index. The Fund held no position in the Consumer Staples or Telecomm Service sectors.

We reduced our exposure to the Industrials, Financials, and Consumer Discretionary sectors and increased our investments in the Information Technology, Utilities, Materials, Health Care, and Energy sectors during the year. The Fund maintained no position in the Consumer Staples or Telecomm Service sectors.

Snow Capital Focused Value Fund (continued)

Comments on the Fund’s Five Largest Holdings

JPMorgan Chase (JPM)

Under the leadership of CEO Jamie Dimon, JPM was able to navigate through the financial crisis and achieve appropriate levels of capitalization to appease regulators in the years following. Credit trends have normalized, the core loan book is growing, and litigation issues are largely behind the company. The company remains focused on capital generation, cost reduction, regulatory compliance and shareholder returns. Because of its market leading position, we believe that JPM shares will command a premium multiple compared to other banks.

Bank of America Corporation (BAC)

One of the largest financial institutions in the United States, we believe that BAC will benefit from less competition and greater economies of scale over the long-term. Capital levels have been bolstered and the business model has been simplified under the direction of CEO Brian Moynihan.

MetLife, Inc. (MET)

The second largest U.S. life insurer, MET should benefit from rising demand for life insurance for the growing middle class in emerging markets, baby boomers choosing variable annuity products as a way to help mitigate volatile equity markets, and increasing demand for companies to "annuitize" large, unfunded corporate pensions. Recently the company has announced that it will spin off part of its retail life business to satisfy increasing regulatory and compliance requirements. MET is expected to deploy excess capital to shareholders or for possible acquisitions.

Eaton Corporation (ETN)

As a leading industrial player in both the US and abroad, ETN is poised to benefit from many global trends, including energy-efficient, environmentally friendly power; recovery in truck and automotive markets; aerospace cycles; power transmission; non-residential recovery; and growth in data centers.

Teva Pharmaceutical Industries (TEVA)

TEVA is the world’s largest generic pharmaceuticals company featuring an expanding specialty drug portfolio focused on the CNS and respiratory therapeutic areas. The company’s robust portfolio is positioned to benefit from the expansion of generic pharmaceuticals worldwide along with the maturing biosimilar market.

Past performance is not a guarantee of future results.

The views expressed herein are solely the opinions of Snow Capital Management L.P. We make no representations as to their accuracy. This communication is intended for informational purposes only and does not constitute a solicitation to invest money nor a recommendation to buy or sell certain securities. Equity investments are not appropriate for all investors. Individual investment decisions should be discussed with a financial advisor.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic, and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Snow Capital Market Plus Fund, Snow Capital Mid Cap Value Fund, Snow Capital Hedged Equity Fund, Snow Capital Inflation Advantage Fund, Snow Capital Dividend Plus Fund, and Snow Capital Focused Value Fund may use options or futures contracts which have the risks of unlimited losses and the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates, and currency exchange rates. These investments may not be suitable for all investors.

Please see the Total Return Tables on the following pages for performance information on the Funds’ Class A and Class I shares. The performance information quoted assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235. Investors should consider the investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about each Fund can be found in each Fund’s prospectus. Please read it carefully before investing.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The S&P 500 Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 3000 Value Index is an unmanaged index of those Russell 3000 companies chosen for their value orientation.

The Russell 3000 Index is an unmanaged index of those Russell 3000 companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market.

The Russell 2000 Value Index is an unmanaged index of those Russell 2000 companies chosen for their value orientation.

The Russell 2500 Value Index is an unmanaged index of those Russell 2500 companies chosen for their value orientation.

The HFRX Equity Hedge Index uses quantitative techniques to maximize representation of the Hedge Fund Universe.

Indexes are unmanaged. You cannot invest directly in an index.

Beta measures the volatility of the fund, as compared to that of the overall market. The Market's beta is set at 1.00; a beta higher than 1.00 is considered to be more volatile than the market, while a beta lower than 1.00 is considered to be less volatile.

Active Share measures the degree of difference between a fund portfolio and its benchmark index.

The Price-to-Earnings (P/E) ratio is calculated as the current price of a of stock divided by its trailing twelve month operating earnings per diluted share of equity

The Price/Book ratio is calculated as the current share price of a stock divided by its book value per diluted share of equity

Valuation Spreads are the differences between the growth and value indexes relative multiples including but not limited to Price-to-Earnings, Price-to-Sales, Price-to-book and Free Cash Flow.

Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Tangible Book Value is what an investor would expect to receive if the company liquidated all of its assets. For example, the tangible book value of company “XYZ” would be the liquidation value of all of its assets combined if they were valued on the accounting books today, including all land, capital, inventory, etc.

Cash flow is calculated as the most recent four quarters of income before extraordinary and discontinued items plus accumulated depreciation and amortization

Free cash flow is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures.

Earnings per diluted share is a performance metric used to gauge the quality of a company's earnings per share (EPS) if all convertible securities were exercised.

Market Cap is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

Dividend yield is calculated by annualizing the last quarterly dividend paid and dividing it by the current share price. The dividend yield is that of the securities held in the portfolio; it is not reflective of the yield distributed to shareholders.

Snow Family of Funds	ANNUAL REPORT

Investment Highlights
February 29, 2016 (Unaudited)

Snow Capital Focused Value Fund

The investment objective of the Fund is long-term growth of capital. The Fund’s principal investment strategy is to invest primarily in equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and exchange-traded funds (“ETFs”) that invest in equity securities, fixed income securities, or other similar investments. Under normal market conditions the Fund will invest at least 80% of its net assets in equity securities of companies with market capitalizations greater than $1 billion.

Snow Capital Hedged Equity Fund

The investment objective of the Fund is long-term growth of capital and protection of investment principal with lower volatility than the U.S. equity market. The Fund’s principal investment strategy is to invest at least 80% of long net assets in equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and exchange-traded funds (“ETFs”) that invest in equity securities. The Adviser will utilize short equity positions in individual equity securities and ETFs to reduce the portfolio’s overall market exposure. The Fund may borrow money from banks or other financial institutions to purchase securities, commonly known as “leveraging,” in an amount not to exceed one-third of its total assets, as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may invest in equity and/or fixed income securities of companies of any size. In addition to domestic securities, the Fund may also directly or indirectly invest in foreign equity, including investments in emerging markets.

The percentages in the above graphs are based on the portfolio holdings of the Funds as of February 29, 2016 and are subject to change.

For a detailed break-out of holdings by industry and exchange-traded funds by investment type, please refer to the Schedules of Investments.

Snow Family of Funds	ANNUAL REPORT

Investment Highlights
February 29, 2016 (Unaudited)

Snow Capital Market Plus Fund

The investment objective of the Fund is long-term growth of capital. The Fund’s principal investment strategy is to invest primarily in equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and ETFs that invest in equity securities. Under normal market conditions, the Fund will invest approximately 80% of its net assets in equity securities of companies that are among the top 300 securities by weighting in the Russell 3000 Value Index. The Fund will invest in each of the top 20 securities by weighting in the Russell 3000 Value Index. The Adviser will use fundamental analysis and valuation techniques to determine an appropriate weight for each position.

Snow Capital Inflation Advantaged Equities Fund

The investment objective of the Fund is long-term growth of capital and protection of investment principal. The Fund’s principal investment strategy is to invest primarily in equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and ETFs that invest in equity securities.

The percentages in the above graphs are based on the portfolio holdings of the Funds as of February 29, 2016 and are subject to change.

For a detailed break-out of holdings by industry and exchange-traded funds by investment type, please refer to the Schedules of Investments.

Snow Family of Funds	ANNUAL REPORT

Investment Highlights
February 29, 2016 (Unaudited)

Snow Capital Dividend Plus Fund

The investment objective of the Fund is long-term growth of capital and income. The Fund’s principal investment strategy is to invest in a diversified portfolio of equities, bonds, preferred stock, and options. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities that pay a dividend and are within the market capitalization range of the Russell 1000 Value Index. With respect to its remaining assets, the Fund may invest in corporate bonds, sovereign bonds, convertible bonds, preferred stocks, or other securities or instruments whose prices are linked to the value of the underlying common stock of the issuer of the securities. The Fund may have up to 25% of its net assets invested directly or indirectly in foreign equity securities, including investments in emerging markets.

Snow Capital Mid Cap Value Fund

The investment objective of the Fund is long-term growth of capital. The Fund’s principal investment strategy is to invest at least 80% of its net assets in equity securities of companies within the market capitalizations range of the Russell Mid Cap Value Index (“mid-cap securities”). The Fund’s investments in equity securities may include common and preferred stocks, convertible securities and shares of other investment companies and ETFs that invest in equity securities of mid-cap companies. In addition to equity securities, the Fund may also invest up to 15% of its net assets in U.S. Government or U.S. agency obligations. The Fund may have up to 20% of its net assets invested directly or indirectly in foreign equity securities, including investments in emerging markets.

The percentages in the above graphs are based on the portfolio holdings of the Funds as of February 29, 2016 and are subject to change.

For a detailed break-out of holdings by industry and exchange-traded funds by investment type, please refer to the Schedules of Investments.

Snow Family of Funds	ANNUAL REPORT

Investment Highlights
February 29, 2016 (Unaudited)

(1)	The Class A shares includes the deduction of the current maximum initial sales charge of 5.25%. The minimum initial investment for Class I shares is $1,000,000.

Returns as of February 29, 2016	One Year ended February 29, 2016	Since Inception from March 27, 2013 through February 29, 2016
Snow Capital Focused Value Fund Class A without sales charge	(28.52)%	1.58%
Snow Capital Focused Value Fund Class A with sales charge	(32.27)%	(0.28)%
Snow Capital Focused Value Fund Class I	(28.37)%	1.83%
Russell 1000 Value Total Return Index	(9.41)%	7.18%

(2)	With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graph depicts the performance of the Snow Focused Value Fund versus the Russell 1000 Value Total Return Index. The Russell 1000 Value Index is an unmanaged index of those Russell 1000 companies chosen for their value orientation. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the Russell 1000 Value Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Snow Focused Value Fund, which will generally not invest in all the securities comprising the index.

Snow Family of Funds	ANNUAL REPORT

Investment Highlights
February 29, 2016 (Unaudited)

(1)	The Class A shares includes the deduction of the current maximum initial sales charge of 5.25%. The minimum initial investment for Class I shares is $1,000,000.

Returns as of February 29, 2016	One Year ended February 29, 2016	Since Inception from March 27, 2013 through February 29, 2016
Snow Capital Hedged Equity Fund Class A without sales charge	(21.00)%	0.84%
Snow Capital Hedged Equity Fund Class A with sales charge	(25.14)%	(1.00)%
Snow Capital Hedged Equity Fund Class I	(20.80)%	1.11%
S&P 500 Total Return Index	(6.19)%	9.79%
HFRX Equity Hedge Index	(9.22)%	(0.36)%

(2)	With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graph depicts the performance of the Snow Hedged Equity Fund versus the S&P 500 Total Return Index and the HFRX Equity Hedge Index. The S&P 500 Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The HFRX Equity Hedge Index uses quantitative techniques to maximize representation of the Hedge Fund Universe. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Total Return Index and the HFRX Equity Hedge Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the indices; so too with the Snow Hedged Equity Fund, which will generally not invest in all the securities comprising the indices.

Snow Family of Funds	ANNUAL REPORT

Investment Highlights
February 29, 2016 (Unaudited)

(1)	The Class A shares includes the deduction of the current maximum initial sales charge of 5.25%. The minimum initial investment for Class I shares is $1,000,000.

Returns as of February 29, 2016	One Year ended February 29, 2016	Since Inception from March 27, 2013 through February 29, 2016
Snow Capital Market Plus Fund Class A without sales load	(19.80)%	4.04%
Snow Capital Market Plus Fund Class A with sales load (2)	(24.01)%	2.14%
Snow Capital Market Plus Fund Class I	(19.62)%	4.29%
Russell 3000 Value Total Return Index	(9.73)%	6.84%

(2)	With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graph depicts the performance of the Snow Capital Market Plus Fund versus the Russell 3000 Value Total Return Index. The Russell 3000 Value Index is an unmanaged index of those Russell 3000 companies chosen for their value orientation. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the Russell 3000 Value Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Snow Capital Market Plus Fund, which will generally not invest in all the securities comprising the index.

Snow Family of Funds	ANNUAL REPORT

Investment Highlights
February 29, 2016 (Unaudited)

(1)	The Class A shares includes the deduction of the current maximum initial sales charge of 5.25%. The minimum initial investment for Class I shares is $1,000,000.

Returns as of February 29, 2016	One Year ended February 29, 2016	Since Inception from March 27, 2013 through February 29, 2016
Snow Capital Inflation Advantaged Equities Fund Class A without sales charge	(27.78)%	(2.23)%
Snow Capital Inflation Advantaged Equities Fund Class A with sales charge (2)	(31.57)%	(4.02)%
Snow Capital Inflation Advantaged Equities Fund Class I	(27.59)%	(1.98)%
Russell 3000 Total Return Index	(7.84)%	9.03%

(2)	With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graph depicts the performance of the Snow Capital Inflation Advantaged Equities Fund versus the Russell 3000 Total Return Index. The Russell 3000 Index is an unmanaged index of those Russell 3000 companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the Russell 3000 Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Snow Capital Inflation Advantaged Equities Fund, which will generally not invest in all the securities comprising the index.

Snow Family of Funds	ANNUAL REPORT

Investment Highlights
February 29, 2016 (Unaudited)

(1)	The Class A shares includes the deduction of the current maximum initial sales charge of 5.25%. The minimum initial investment for Class I shares is $1,000,000.

Returns as of February 29, 2016	One Year ended February 29, 2016	Since Inception from March 27, 2013 through February 29, 2016
Snow Capital Dividend Plus Fund Class A without sales charge	(20.87)%	2.46%
Snow Capital Dividend Plus Fund Class A with sales charge (2)	(25.02)%	0.59%
Snow Capital Dividend Plus Fund Class I	(20.67)%	2.72%
Russell 1000 Value Total Return Index	(9.41)%	7.18%

(2)	With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graph depicts the performance of the Snow Capital Dividend Plus Fund versus the Russell 1000 Value Total Return Index. The Russell 1000 Value Index is an unmanaged index of those Russell 1000 companies chosen for their value orientation. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the Russell 1000 Value Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Snow Capital Dividend Plus Fund, which will generally not invest in all the securities comprising the index.

Snow Family of Funds	ANNUAL REPORT

Investment Highlights
February 29, 2016 (Unaudited)

(1)	The Class A shares includes the deduction of the current maximum initial sales charge of 5.25%. The minimum initial investment for Class I shares is $1,000,000.

Returns as of February 29, 2016	One Year ended February 29, 2016	Since Inception from March 27, 2013 through February 29, 2016
Snow Capital Mid Cap Value Fund Class A without sales charge	(22.80)%	3.18%
Snow Capital Mid Cap Value Fund Class A with sales charge (2)	(26.85)%	1.30%
Snow Capital Mid Cap Value Fund Class I	(22.60)%	3.45%
Russell 2500 Value Total Return Index	(12.06)%	4.39%

(2)	With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graph depicts the performance of the Snow Capital Mid Cap Value Fund versus the Russell 2500 Value Total Return Index. The Russell 2500 Value Index is an unmanaged index of those Russell 2500 companies chosen for their value orientation. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the Russell 2500 Value Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Snow Capital Mid Cap Value Fund, which will generally not invest in all the securities comprising the index.

SNOW FAMILY OF FUNDS	ANNUAL REPORT
Snow Capital Focused Value Fund
SCHEDULE OF INVESTMENTS
February 29, 2016

COMMON STOCK - 98.64%	Shares	Fair Value

Aerospace & Defense - 3.93%
Triumph Group, Inc.	340	$10,356

Auto Manufacturers - 3.63%
General Motors Co.	325	9,568

Banks - 12.26%
Bank of America Corp.	1,255	15,713
JPMorgan Chase & Co.	295	16,609
		32,322
Chemicals - 3.08%
Mosaic Co.	305	8,128

Computers -7.96%
Hewlett Packard Enterprise Co.	785	10,417
NetApp, Inc.	425	10,557
		20,974
Electric - 3.29%
Exelon Corp.	275	8,660

Forest Products & Paper - 4.94%
International Paper Co.	365	13,031

Healthcare - Services - 2.12%
Community Health Systems, Inc. (a)	370	5,594

Insurance - 14.89%
American International Group, Inc.	255	12,801
MetLife, Inc.	390	15,428
Voya Financial, Inc.	375	11,010
		39,239
Media - 3.71%
Viacom, Inc. - Class B	265	9,765

Miscellaneous Manufacturing - 5.16%
Eaton Corp. PLC	240	13,610

Oil & Gas - 12.87%
Chevron Corp.	145	12,099
Devon Energy Corp.	290	5,707
PBF Energy, Inc. - Class A	300	9,060
Southwestern Energy Co. (a)	1220	7,052
		33,918
Pharmaceuticals - 8.49%
Merck & Co., Inc.	180	9,038
Teva Pharmaceutical Industries Ltd. - ADR	240	13,344
		22,382

SNOW FAMILY OF FUNDS	ANNUAL REPORT
Snow Capital Focused Value Fund
SCHEDULE OF INVESTMENTS
February 29, 2016

COMMON STOCK - 98.64% (continued)	Shares	Fair Value

Retail - 4.43%
Macy's, Inc.	270	$11,667

Seminconductors - 7.88%
Micron Technology, Inc. (a)	735	7,813
QUALCOMM, Inc.	255	12,951
		20,764

TOTAL COMMON STOCK (Cost $320,177)		259,978

SHORT TERM INVESTMENTS - 2.21%
Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.35%(b) (Cost $5,832)	5,832	$5,832

TOTAL INVESTMENTS (Cost $326,009) - 100.85%		$265,810
LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.85%)		(2,252)
NET ASSETS - 100%		$263,558

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Rate shown represents the rate at February 29, 2016, is subject to change and resets daily.
ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT
Snow Capital Hedged Equity Fund
SCHEDULE OF INVESTMENTS
February 29, 2016

COMMON STOCK - 87.35%	Shares	Fair Value

Aerospace & Defense - 3.60%
Triumph Group, Inc.	610	$18,581

Auto Manufacturers - 4.22%
General Motors Co.	740	21,786

Banks - 8.89%
Bank of America Corp.	1,780	22,286
JPMorgan Chase & Co.	420	23,646
		45,932
Chemicals - 1.50%
Mosaic Co.	290	7,728

Computers - 10.17%
Hewlett-Packard Enterprise Co.	1,935	25,677
NetApp, Inc.	1,080	26,827
		52,504
Electric - 1.58%
Exelon Corp.	260	8,187

Forest Products & Paper - 3.32%
International Paper Co.	480	17,136

Healthcare - Services - 2.14%
Community Health Systems, Inc. (a)	730	11,038

Insurance - 10.40%
American International Group, Inc.	340	17,068
MetLife, Inc.	570	22,549
Voya Financial, Inc.	480	14,093
		53,710
Media - 4.21%
Viacom, Inc. - Class B	590	21,741

Miscellaneous Manufacturing - 6.37%
Eaton Corp. PLC	580	32,892

Oil & Gas - 6.91%
Chevron Corp.	170	14,185
Devon Energy Corp.	230	4,526
PBF Energy, Inc. - Class A	280	8,456
Southwestern Energy Co. (a)	1,470	8,497
		35,664
Pharmaceuticals - 10.51%
Merck & Co., Inc.	450	22,595
Teva Pharmaceutical Industries Ltd. - ADR	570	31,692
		54,287
Retail - 5.61%
Macy's, Inc.	670	28,951

Semiconductors - 7.92%
Micron Technology, Inc. (a)	980	10,417
QUALCOMM, Inc.	600	30,474
		40,891

TOTAL COMMON STOCK (Cost $530,792)		451,028

SNOW FAMILY OF FUNDS	ANNUAL REPORT
Snow Capital Hedged Equity Fund
SCHEDULE OF INVESTMENTS
February 29, 2016

	Shares	Fair Value
EXCHANGE-TRADED FUNDS - 7.95%
Equity Funds - 7.95%
Consumer Staples Select Sector SPDR Fund	470	$23,932
Utilities Select Sector SPDR Fund	370	17,131
TOTAL EXCHANGE-TRADED FUNDS (Cost $37,599)		41,063

SHORT TERM INVESTMENTS - 4.12%
Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.35%(b) (Cost $21,296)	21,296	21,296

TOTAL INVESTMENTS (Cost $589,687) - 99.42%		$513,387
SECURITIES SOLD SHORT (Proceeds, $141,006) - (27.78)%		(143,432)
OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 28.36%		146,406
NET ASSETS - 100%		$516,361

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Rate shown represents the rate at February 29, 2016, is subject to change and resets daily.
ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT
Snow Capital Hedged Equity Fund
SCHEDULE OF INVESTMENTS
February 29, 2016

SECURITIES SOLD SHORT - (27.78)%

COMMON STOCK - (27.75)%	Shares	Fair Value

Aerospace & Defense - (0.85)%
Rockwell Collins, Inc.	(50)	$(4,379)

Apparel - (0.88)%
Hanesbrands, Inc.	(160)	(4,558)

Auto Parts & Equipment - (0.78)%
Delphi Automotive PLC	(60)	(4,001)

Banks - (0.77)%
Morgan Stanley	(130)	(3,952)

Beverages - (0.73)%
Monster Beverage Corp. (a)	(30)	(3,765)

Building Materials - (1.58)%
Masco Corp.	(150)	(4,230)
Vulcan Materials Co.	(40)	(3,941)
		(8,171)
Chemicals - (0.75)%
PPG Industries, Inc.	(40)	(3,861)

Commerical Services - (2.45)%
Rollins, Inc.	(150)	(4,130)
Vantiv, Inc. (a)	(80)	(4,163)
Verisk Analytics, Inc. (a)	(60)	(4,370)
		(12,663)
Diversfied Financial Services - (1.66)%
Charles Schwab Corp.	(170)	(4,259)
TD Ameritrade Holding Corp.	(150)	(4,287)
		(8,546)
Electric - (1.65)%
American Electric Power Co., Inc.	(70)	(4,322)
DTE Energy Co.	(50)	(4,206)
		(8,528)
Food - (2.58)%
Campbell Soup Co.	(70)	(4,322)
Mondelez International, Inc. - Class A	(110)	(4,458)
Tyson Foods, Inc. - Class A	(70)	(4,533)
		(13,313)
Healthcare - Products - (1.67)%
Edwards Lifesciences Corp. (a)	(50)	(4,350)
St Jude Medical, Inc.	(80)	(4,295)
		(8,645)
Healthcare - Services - (0.84)%
Aetna, Inc.	(40)	(4,345)

Home Furnishings - (0.90)%
Whirlpool Corp.	(30)	(4,660)

Oil & Gas Services - (1.48)%
California Resources Corp.	(6)	(3)
Pioneer Natural Resources Co.	(30)	(3,616)
Tesoro Corp.	(50)	(4,034)
		(7,653)
Pipelines - (1.75)%
Kinder Morgan, Inc.	(260)	(4,703)
Williams Cos., Inc.	(270)	(4,317)
		(9,020)
Real Estate Investment Trusts - (0.80)%
HCP, Inc.	(140)	(4,141)

SNOW FAMILY OF FUNDS	ANNUAL REPORT
Snow Capital Hedged Equity Fund
SCHEDULE OF INVESTMENTS
February 29, 2016

SECURITIES SOLD SHORT - (27.75)% (continued)

COMMON STOCK - (27.75)% (continued)	Shares	Fair Value

Software - (2.54)%
Citrix Systems, Inc. (a)	(60)	$(4,239)
Electronic Arts, Inc. (a)	(70)	(4,497)
IMS Health Holdings, Inc. (a)	(170)	(4,383)
		(13,119)
Telecommunications - (2.42)%
AT&T, Inc.	(120)	(4,434)
Juniper Networks, Inc.	(170)	(4,199)
Level 3 Communications, Inc. (a)	(80)	(3,884)
		(12,517)
Textiles - (0.70)%
Mohawk Industries, Inc. (a)	(20)	(3,595)

TOTAL COMMON STOCK SOLD SHORT (Proceeds $141,006)		$(143,432)

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Rate shown represents the rate at February 29, 2016, is subject to change and resets daily.
ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT
Snow Capital Market Plus Fund
SCHEDULE OF INVESTMENTS
February 29, 2016

COMMON STOCK - 97.77%	Shares	Fair Value

Aerospace & Defense - 3.13%
Triumph Group, Inc.	195	$5,940
United Technologies Corp.	30	2,899
		8,839
Agriculture - 0.43%
Archer-Daniels-Midland Co.	35	1,224

Auto Manufacturers - 2.70%
Ford Motor Co.	150	1,876
General Motors Co.	195	5,741
		7,617
Banks - 17.42%
Bank of America Corp.	1,040	13,021
Citigroup, Inc.	100	3,885
Goldman Sachs Group, Inc.	20	2,991
JPMorgan Chase & Co.	270	15,201
KeyCorp	120	1,266
Morgan Stanley	60	1,482
PNC Financial Services Group, Inc.	30	2,439
US Bancorp	50	1,926
Wells Fargo & Co.	150	7,038
		49,249
Chemicals - 1.60%
Mosaic Co.	170	4,530

Computers - 4.72%
Hewlett Packard Enterprise Co.	500	6,635
NetApp, Inc.	270	6,707
		13,342
Cosmetics & Personal Care - 1.85%
Procter & Gamble Co.	65	5,219

Electric - 3.09%
Dominion Resources, Inc.	25	1,748
Duke Energy Corp.	20	1,486
Exelon Corp.	175	5,511
		8,745
Food - 0.93%
Mondelez International, Inc. - Class A	25	1,013
Tyson Foods, Inc. - Class A	25	1,619
		2,632
Forest Products & Paper - 2.78%
International Paper Co.	220	7,854

Healthcare - Products - 0.69%
Medtronic PLC	25	1,935

Healthcare - Services - 1.67%
Community Health Systems, Inc. (a)	210	3,175
UnitedHealth Group, Inc.	13	1,548
		4,723
Insurance - 10.70%
American International Group, Inc.	165	8,283
Berkshire Hathaway, Inc. - Class B (a)	40	5,367
MetLife, Inc.	245	9,692
Voya Financial, Inc.	235	6,900
		30,242
Media - 2.09%
Viacom, Inc. - Class B	160	5,896

SNOW FAMILY OF FUNDS	ANNUAL REPORT
Snow Capital Market Plus Fund
SCHEDULE OF INVESTMENTS
February 29, 2016

COMMON STOCK - 97.77% (continued)	Shares	Fair Value

Miscellaneous Manufacturing - 5.38%
Eaton Corp. PLC	145	$8,223
General Electric Co.	240	6,994
		15,217
Oil & Gas - 11.50%
Chevron Corp.	140	11,682
Devon Energy Corp.	165	3,247
Exxon Mobil Corp.	100	8,015
PBF Energy, Inc. - Class A	175	5,285
Southwestern Energy Co. (a)	740	4,277
		32,506
Oil & Gas Services - 0.25%
Schlumberger Ltd.	10	717

Pharmaceuticals - 10.38%
Johnson & Johnson	60	6,313
Merck & Co., Inc.	175	8,787
Pfizer, Inc.	190	5,637
Teva Pharmaceutical Industries Ltd. - ADR	155	8,618
		29,355
Real Estate Investment Trusts - 0.54%
Annaly Capital Management, Inc.	150	1,519

Retail - 5.11%
CVS Health Corp.	30	2,915
Macy's, Inc.	175	7,562
Wal-Mart Stores, Inc.	60	3,980
		14,457
Semiconductors - 6.08%
Intel Corp.	150	4,438
Micron Technology, Inc. (a)	460	4,890
QUALCOMM, Inc.	155	7,872
		17,200
Software - 1.44%
Microsoft Corp.	80	4,070

Telecommunications - 3.29%
AT&T, Inc.	135	4,988
Cisco Systems, Inc.	165	4,320
		9,308

TOTAL COMMON STOCK (Cost $306,466)		276,396

SHORT TERM INVESTMENTS -2.84%
Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.35%(b) (Cost $8,044)	8,044	8,044

TOTAL INVESTMENTS (Cost $314,510) - 100.61%		$284,440
LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.61%)		(1,736)
NET ASSETS - 100%		$282,704

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Rate shown represents the rate at February 29, 2016, is subject to change and resets daily.
ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT
Snow Capital Inflation Advantaged Equities Fund
SCHEDULE OF INVESTMENTS
February 29, 2016

COMMON STOCK - 96.91%	Shares	Fair Value

Aerospace & Defense - 3.04%
Triumph Group, Inc.	235	$7,158

Auto Manufacturers - 3.25%
General Motors Co.	260	7,654

Banks - 8.17%
Bank of America Corp.	750	9,390
JPMorgan Chase & Co.	175	9,852
		19,242
Building Materials - 1.41%
Cemex SAB de CV - ADR (a)	600	3,324

Chemicals - 5.72%
LyondellBasell Industries NV - Class A	85	6,818
Mosaic Co.	250	6,662
		13,480
Electric - 3.34%
Exelon Corp.	250	7,873

Food - 3.98%
Tyson Foods, Inc. - Class A	145	9,389

Forest Products & Paper - 3.79%
International Paper Co.	250	8,925

Insurance - 16.29%
American International Group, Inc.	215	10,793
Hartford Financial Services Group, Inc.	230	9,688
MetLife, Inc.	245	9,692
Voya Financial, Inc.	280	8,221
		38,394
Media - 3.99%
Viacom, Inc. - Class B	255	9,397

Mining - 6.15%
Alcoa, Inc.	770	6,876
Newmont Mining Corp.	295	7,620
		14,496
Miscellaneous Manufacturing - 6.84%
Crane Co.	155	7,603
Eaton Corp. PLC	150	8,506
		16,109
Oil & Gas - 7.79%
BP PLC - ADR	280	8,145
PBF Energy, Inc. - Class A	185	5,587
Southwestern Energy Co. (a)	800	4,624
		18,356
Packaging & Containers - 3.36%
Owens-Illinois, Inc. (a)	530	7,929

Pharmaceuticals - 6.28%
GlaxoSmithKline PLC - ADR	210	8,121
Teva Pharmaceutical Industries Ltd. - ADR	120	6,672
		14,793

SNOW FAMILY OF FUNDS	ANNUAL REPORT
Snow Capital Inflation Advantaged Equities Fund
SCHEDULE OF INVESTMENTS
February 29, 2016

COMMON STOCK - 96.91% (continued)	Shares	Fair Value

Retail - 7.69%
Macy's, Inc.	220	$9,506
Wal-Mart Stores, Inc.	130	8,624
		18,130
Semiconductors - 2.59%
QUALCOMM, Inc.	120	6,095

Telecommunications - 3.23%
Verizon Communications, Inc.	150	7,609

TOTAL COMMON STOCK (Cost $251,791)		228,353

SHORT TERM INVESTMENTS - 4.07%
Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.35%(b) (Cost $9,596)	9,596	9,596

TOTAL INVESTMENTS (Cost $261,387) - 100.98%		$237,949
LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.98%)		(2,312)
NET ASSETS - 100%		$235,637

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Rate shown represents the rate at February 29, 2016, is subject to change and resets daily.
ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT
Snow Capital Dividend Plus Fund
SCHEDULE OF INVESTMENTS
February 29, 2016

COMMON STOCK - 78.90%	Shares	Fair Value

Auto Manufacturers - 2.67%
General Motors Co.	245	$7,213

Banks - 7.38%
FNB Corp.	230	2,824
JPMorgan Chase & Co.	150	8,445
KeyCorp	580	6,119
Wells Fargo & Co.	55	2,581
		19,969
Chemicals - 4.91%
Axiall Corp.	405	8,059
LyondellBasell Industries - Class A	65	5,214
		13,273
Computers - 6.82%
Hewlett Packard Enterprise Co.	495	6,569
HP, Inc.	380	4,062
NetApp, Inc.	315	7,825
		18,456
Electric - 2.50%
Exelon Corp.	215	6,770

Forest Products & Paper - 3.37%
International Paper Co.	255	9,103

Hand & Machine Tools - 1.82%
Kennametal, Inc.	245	4,932

Insurance - 8.48%
American International Group, Inc.	160	8,032
Hartford Financial Services Group, Inc.	175	7,371
MetLife, Inc.	190	7,516
		22,919
Media - 3.07%
Viacom, Inc. - Class B	225	8,291

Miscellaneous Manufacturing - 6.80%
Crane Co.	145	7,112
Eaton Corp. PLC	150	8,506
General Electric Co.	95	2,768
		18,386
Oil & Gas - 7.66%
BP PLC - ADR	185	5,382
Chevron Corp.	75	6,258
Devon Energy Corp.	260	5,117
Royal Dutch Shell PLC - ADR	87	3,957
		20,714

SNOW FAMILY OF FUNDS	ANNUAL REPORT
Snow Capital Dividend Plus Fund
SCHEDULE OF INVESTMENTS
February 29, 2016

COMMON STOCK - 78.90% (continued)	Shares	Fair Value

Pharmaceuticals - 3.90%
GlaxoSmithKline PLC - ADR	215	$8,314
Teva Pharmaceutical Industries Ltd. - ADR	40	2,224
		10,538
Real Estate Investment Trusts - 2.50%
Chimera Investment Corp.	518	6,750

Retail - 9.23%
Brinker International, Inc.	95	4,731
Coach, Inc.	195	7,593
Dick's Sporting Goods, Inc.	140	5,946
Macy's, Inc.	155	6,698
		24,968
Semiconductors - 4.32%
Cypress Semiconductor Corp.	605	4,828
QUALCOMM, Inc.	135	6,857
		11,685
Telecommunications - 3.47%
Verizon Communications, Inc.	185	9,385

TOTAL COMMON STOCK (Cost $245,632)		213,352

PREFERRED STOCK - 11.75%

Banks - 3.67%
Bank of America Corp., 7.25%, Series L	9	9,914

Oil & Gas - 1.63%
Southwestern Energy Co., 6.25%, Series B	310	4,421

Real Estate Investment Trusts - 6.45%
Annaly Capital Management, Inc., 7.625%, Series C	380	8,839
Hatteras Financial Corp., 7.625%, Series A	400	8,608
		17,447

TOTAL PREFERRED STOCK (Cost $40,101)		31,782

PARTNERSHIPS - 6.15%

Diversified Financial Services - 1.98%
AllianceBernstein Holding LP	270	5,341

Oil & Gas - 1.09%
Suburban Propane Partners LP	110	2,952

SNOW FAMILY OF FUNDS	ANNUAL REPORT
Snow Capital Dividend Plus Fund
SCHEDULE OF INVESTMENTS
February 29, 2016

PARTNERSHIPS - 6.15% (continued)	Shares	Fair Value

Pipelines - 3.08%
Boardwalk Pipeline Partners LP	670	$8,321

TOTAL PARTNERSHIPS (Cost $18,634)		16,614

SHORT TERM INVESTMENTS - 3.82%
Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.35%(a) (Cost $10,339)	10,339	10,339

TOTAL INVESTMENTS (Cost $314,706) - 100.62%		$272,087
LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.62%)		(1,683)
NET ASSETS - 100%		$270,404

Percentages are stated as a percent of net assets.

(a)	Rate shown represents the rate at February 29, 2016, is subject to change and resets daily.
ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT
Snow Capital Mid Cap Value Fund
SCHEDULE OF INVESTMENTS
February 29, 2016

COMMON STOCK - 91.56%	Shares	Fair Value

Aerospace & Defense - 2.10%
Triumph Group, Inc.	190	5,787

Auto Parts & Equipment - 3.10%
Johnson Controls, Inc.	235	8,568

Banks - 4.63%
KeyCorp	890	9,389
TCF Financial Corp.	300	3,402
		12,791
Chemicals - 6.87%
Axiall Corp.	200	3,980
FMC Corp.	150	5,646
Mosaic Co.	350	9,327
		18,953
Computers - 7.27%
Hewlett Packard Enterprise Co.	700	9,289
NCR Corp. (a)	100	2,336
NetApp, Inc.	340	8,446
		20,071
Diversified Financial Services - 2.55%
Ally Financial, Inc. (a)	400	7,032

Electric - 2.28%
Exelon Corp.	200	6,298

Electronics - 5.82%
Avnet, Inc.	200	8,230
Keysight Technologies, Inc. (a)	300	7,827
		16,057
Engineering & Construction - 1.82%
Chicago Bridge & Iron Co. NV	150	5,031

Forest Products & Paper - 3.43%
International Paper Co.	265	9,460

Healthcare - Services - 2.14%
Community Health Systems, Inc. (a)	390	5,897

Insurance - 7.34%
Hartford Financial Services Group, Inc.	230	9,688
Voya Financial, Inc.	360	10,570
		20,258
Internet - 2.87%
Symantec Corp.	410	7,917

Machinery - Construction & Mining - 1.83%
Terex Corp.	225	5,036

Machinery - Diversified - 1.08%
AGCO Corp.	60	2,969

Media - 3.34%
Viacom, Inc. - Class B	250	9,212

SNOW FAMILY OF FUNDS	ANNUAL REPORT
Snow Capital Mid Cap Value Fund
SCHEDULE OF INVESTMENTS
February 29, 2016

COMMON STOCK - 91.56% (continued)	Shares	Fair Value

Mining - 1.87%
Newmont Mining Corp.	200	$5,166

Miscellaneous Manufacturing - 8.53%
Crane Co.	150	7,358
Eaton Corp. PLC	150	8,507
Textron, Inc.	225	7,684
		23,549
Oil & Gas - 3.58%
Devon Energy Corp.	110	2,165
PBF Energy, Inc. - Class A	255	7,701
		9,866
Packaging & Containers - 2.71%
Owens-Illinois, Inc. (a)	500	7,480

Real Estate Investments Trusts - 2.76%
Highwoods Properties, Inc.	175	7,621

Retail - 9.43%
Abercrombie & Fitch Co.	200	5,810
Big Lots, Inc.	75	3,034
Dick's Sporting Goods, Inc.	70	2,973
Kohl's Corp.	50	2,333
Macy's, Inc.	275	11,883
		26,033
Semiconductors - 2.41%
Cypress Semiconductor Corp.	500	3,990
Micron Technology Inc. (a)	250	2,658
		6,648
Software - 1.80%
Open Text Corp.	100	4,974

TOTAL COMMON STOCK (Cost $292,364)		252,674

SHORT TERM INVESTMENTS - 9.51%
Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.35%(b) (Cost $26,253)	26,253	26,253

TOTAL INVESTMENTS (Cost $318,617) - 101.07%		$278,927
LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (1.07%)		(2,961)
NET ASSETS - 100%		$275,966

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Rate shown represents the rate at February 29, 2016, is subject to change and resets daily.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES
February 29, 2016

	Snow Capital Focused Value Fund	Snow Capital Hedged Equity Fund		Snow Capital Market Plus Fund

Assets:
Investments, at value	$265,810	$513,387		$284,440
Deposits at broker	-	152,122		-
Due from advisor	5,066	2,343		5,769
Receivables:
Interest	2	6		2
Dividends	836	1,229		1,059
Investment securities sold	-	71,715		-
Prepaid expenses	2,176	2,175		2,175
Total assets	273,890	742,977		293,445

Liabilities:
Securities sold short, at value	$-	$143,432		$-
Payables:
Investment securities purchased	-	72,315		-
Accrued distribution (12b-1) fees	96	88		93
Due to administrator	1,444	1,474		1,446
Due to trustees	1,533	1,533		1,533
Accrued expenses	7,259	7,774		7,669
Total liabilities	10,332	226,616		10,741
Net Assets	$263,558	$516,361		$282,704

Sources of Net Assets:
Paid-in capital	$343,591	$831,103		$322,628
Accumulated net realized loss on investments	(20,369)	(236,347)		(10,902)
Undistributed net investment income	535	331		1,048
Net unrealized depreciation on investments	(60,199)	(76,300)		(30,070)
Net unrealized depreciation on securities sold short	-	(2,426)		-
Total Net Assets (Unlimited shares of beneficial interest authorized)	$263,558	$516,361		$282,704

Total Investments, at cost	$326,009	$589,687		$314,510
Proceeds from securities sold short	$-	$141,006		$-

Class A Shares:
Net assets	$10,468	$10,248		$11,228
Shares Outstanding (Unlimited shares of beneficial interest authorized)	656	718	(d)	621
Net Asset Value Per Share	$15.96	$14.28		$18.08

Maximum Offering Price Per Share (a)	$16.84	$15.07		$19.08

Minimum Redemption Price Per Share (b)(c)	$15.80	$14.14		$17.90

Class I Shares:
Net assets	$253,090	$506,113		$271,476
Shares Outstanding (Unlimited shares of beneficial interest authorized)	15,848	35,318		15,004
Net Asset Value and Offering Price Per Share	$15.97	$14.33		$18.09

Minimum Redemption Price Per Share (c)	$15.89	$14.26		$18.00

(a)	A maximum sales charge of 5.25% is imposed on Class A shares.
(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 0.50% contingent deferred sales charge ("CDSC") on shares redeemed within one year from the date of purchase.
(c)	A redemption fee of 0.50% will be assessed on shares of the Fund that are held for 30 days or less.
(d)	NAV does not compute due to rounding.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES
February 29, 2016

	Snow Capital Inflation Advantaged Equities Fund	Snow Capital Dividend Plus Fund		Snow Capital Mid Cap Value Fund

Assets:
Investments, at value	$237,949	$272,087		$278,927
Due from advisor	4,937	5,248		4,746
Receivables:
Interest	2	3		8
Dividends	1,002	1,370		590
Prepaid expenses	2,175	2,176		2,175
Total assets	246,065	280,884		286,446

Liabilities:
Payables:
Accrued distribution (12b-1) fees	$85	$88		$93
Due to administrator	1,441	1,445		1,445
Due to trustees	1,533	1,533		1,533
Accrued expenses	7,369	7,414		7,409
Total liabilities	10,428	10,480		10,480
Net Assets	$235,637	$270,404		$275,966

Sources of Net Assets:
Paid-in capital	$300,410	$329,785		$336,048
Accumulated net realized loss on investments	(42,154)	(18,297)		(20,624)
Undistributed net investment income	819	1,535		232
Net unrealized depreciation on investments	(23,438)	(42,619)		(39,690)
Total Net Assets (Unlimited shares of beneficial interest authorized)	$235,637	$270,404		$275,966

Total Investments, at cost	$261,387	$314,706		$318,617

Class A Shares:
Net assets	$9,359	$10,740		$10,960
Shares Outstanding (Unlimited shares of beneficial interest authorized)	589	646		649
Net Asset Value Per Share	$15.89	$16.62	(d)	$16.89	(d)

Maximum Offering Price Per Share (a)	$16.77	$17.54		$17.83

Minimum Redemption Price Per Share (b)(c)	$15.73	$16.45		$16.72

Class I Shares:
Net assets	$226,278	$259,664		$265,006
Shares Outstanding (Unlimited shares of beneficial interest authorized)	14,235	15,611		15,682
Net Asset Value and Offering Price Per Share	$15.90	$16.63		$16.90

Minimum Redemption Price Per Share (c)	$15.82	$16.55		$16.82

(a)	A maximum sales charge of 5.25% is imposed on Class A shares.
(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 0.50% contingent deferred sales charge ("CDSC") on shares redeemed within one year from the date of purchase.
(c)	A redemption fee of 0.50% will be assessed on shares of the Fund that are held for 30 days or less.
(d)	NAV does not compute due to rounding.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT

STATEMENTS OF OPERATIONS
February 29, 2016

	Snow Capital Focused Value Fund	Snow Capital Hedged Equity Fund	Snow Capital Market Plus Fund

	For the	For the	For the
	Year Ended	Year Ended	Year Ended
	February 29, 2016	February 29, 2016	February 29, 2016

Investment income:
Dividends (a)	$7,415	$13,595	$8,069
Interest	15	52	21
Total investment income	7,430	13,647	8,090

Expenses:
Management fees	3,007	6,083	1,643
Distribution (12b-1) fees - Class A	33	30	33
Administration, Accounting and transfer agent fees and expenses	26,737	27,149	26,729
Shareholder reporting and filing	4,046	4,135	4,044
Audit fees	5,300	5,300	5,300
Legal fees	5,433	5,433	5,433
Custodian fees	2,710	3,226	3,122
Pricing fees	2,461	5,778	5,814
Trustee fees and expenses	9,816	9,816	9,816
Registration and filing fees	569	594	568
Insurance	1,319	1,319	1,319
Dividends on securities sold short	-	993	-
Interest expense	-	414	-
Total expenses	61,431	70,270	63,821
Less: fees waived and expenses absorbed	(57,556)	(61,229)	(61,324)
Net expenses	3,875	9,041	2,497

Net investment income	3,555	4,606	5,593

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(19,819)	(83,522)	(10,092)
Securities sold short	-	16,297	-
Net realized loss on investments	(19,819)	(67,225)	(10,092)

Net change in unrealized appreciation (depreciation) on:
Investments	(88,083)	(70,613)	(64,383)
Securities sold short	-	(2,319)	-
Net change in unrealized depreciation	(88,083)	(72,932)	(64,383)

Net loss on investments	(107,902)	(140,157)	(74,475)

Net decrease in net assets resulting from operations	$(104,347)	$(135,551)	$(68,882)

(a)	Includes foreign taxes withheld of $55, $103, and $31, respectively.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT

STATEMENTS OF OPERATIONS
February 29, 2016

	Snow Capital	Snow Capital Dividend Plus Fund	Snow Capital Mid Cap Value Fund
	Inflation Advantaged Equities Fund

	For the	For the	For the
	Year Ended	Year Ended	Year Ended
	February 29, 2016	February 29, 2016	February 29, 2016

Investment income:
Dividends (a)	$7,357	$11,866	$5,170
Interest	15	11	49
Total investment income	7,372	11,877	5,219

Expenses:
Management fees	2,894	2,291	2,414
Distribution (12b-1) fees - Class A	29	30	32
Administration, Accounting and transfer agent fees and expenses	26,670	26,694	26,719
Shareholder reporting and filing	4,042	4,043	4,044
Audit fees	5,300	5,300	5,300
Legal fees	5,433	5,433	5,433
Custodian fees	2,786	2,810	2,620
Pricing fees	3,174	4,279	4,175
Trustee fees and expenses	9,816	9,816	9,816
Registration and filing fees	567	568	569
Insurance	1,320	1,320	1,319
Total expenses	62,031	62,584	62,441
Less: fees waived and expenses absorbed	(58,384)	(59,499)	(59,190)
Net expenses	3,647	3,085	3,251

Net investment income	3,725	8,792	1,968

Realized and unrealized loss:
Net realized loss on:
Investments	(36,217)	(16,812)	(9,659)
Net realized loss on investments	(36,217)	(16,812)	(9,659)

Net change in unrealized depreciation on:
Investments	(57,390)	(62,417)	(73,003)
Net change in unrealized depreciation	(57,390)	(62,417)	(73,003)

Net loss on investments	(93,607)	(79,229)	(82,662)

Net decrease in net assets resulting from operations	$(89,882)	$(70,437)	$(80,694)

(a)	Includes foreign taxes withheld of $29, $56, and $12, respectively.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS
February 29, 2016

	Snow Capital
	Focused Value Fund

	For the	For the
	Year Ended	Year Ended
	February 29, 2016	February 28, 2015

Increase (decrease) in net assets from:
Operations:
Net investment income	$3,555	$2,311
Net realized gain (loss) on investments	(19,819)	50,898
Net unrealized depreciation on investments	(88,083)	(22,246)
Net increase (decrease) in net assets resulting from operations	(104,347)	30,963

Distributions to shareholders from:
Net investment income - Class A	(93)	(58)
Net investment income - Class I	(2,928)	(2,253)
Net realized capital gains - Class A	(22)	(2,032)
Net realized capital gains - Class I	(529)	(48,865)
Total distributions	(3,572)	(53,208)

Capital share transactions (Note 2):
Increase in net assets from capital share transactions	3,571	53,208

Increase (decrease) in net assets	(104,348)	30,963

Net Assets:
Beginning of period	367,906	336,943

End of period	$263,558	$367,906
Undistributed net investment income	$535	$1

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS
February 29, 2016

	Snow Capital
	Hedged Equity Fund

	For the	For the
	Year Ended	Year Ended
	February 29, 2016	February 28, 2015

Increase (decrease) in net assets from:
Operations:
Net investment income	$4,606	$7,063
Net realized loss on investments	(67,225)	(20,612)
Net unrealized depreciation on investments	(72,932)	(55,641)
Net decrease in net assets resulting from operations	(135,551)	(69,190)

Distributions to shareholders from:
Net investment income - Class A	(59)	(115)
Net investment income - Class I	(4,183)	(6,946)
Net realized capital gains - Class A	-	(2,911)
Net realized capital gains - Class I	-	(142,737)
Total distributions	(4,242)	(152,709)

Capital share transactions (Note 2):
Increase in net assets from capital share transactions	4,242	268,045

Increase (decrease) in net assets	(135,551)	46,146

Net Assets:
Beginning of period	651,912	605,766

End of period	$516,361	$651,912
Undistributed (accumulated) net investment income (loss)	$331	$(33)

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS
February 29, 2016

	Snow Capital
	Market Plus Fund

	For the	For the
	Year Ended	Year Ended
	February 29, 2016	February 28, 2015

Increase (decrease) in net assets from:
Operations:
Net investment income	$5,593	$4,680
Net realized gain (loss) on investments	(10,092)	37,223
Net unrealized depreciation on investments	(64,383)	(7,851)
Net increase (decrease) in net assets resulting from operations	(68,882)	34,052

Distributions to shareholders from:
Net investment income - Class A	(153)	(154)
Net investment income - Class I	(4,379)	(4,539)
Net realized capital gains - Class A	(31)	(1,487)
Net realized capital gains - Class I	(752)	(35,763)
Total distributions	(5,315)	(41,943)

Capital share transactions (Note 2):
Increase in net assets from capital share transactions	5,315	41,944

Increase (decrease) in net assets	(68,882)	34,053

Net Assets:
Beginning of period	351,586	317,533

End of period	$282,704	$351,586
Undistributed (accumulated) net investment income (loss)	$1,048	$(13)

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS
February 29, 2016

	Snow Capital
	Inflation Advantaged Equities Fund

	For the	For the
	Year Ended	Year Ended
	February 29, 2016	February 28, 2015

Increase (decrease) in net assets from:
Operations:
Net investment income	$3,725	$2,903
Net realized gain (loss) on investments	(36,217)	27,429
Net unrealized depreciation on investments	(57,390)	(2,540)
Net increase (decrease) in net assets resulting from operations	(89,882)	27,792

Distributions to shareholders from:
Net investment income - Class A	(92)	(85)
Net investment income - Class I	(2,822)	(2,810)
Net realized capital gains - Class A	(191)	(1,141)
Net realized capital gains - Class I	(4,599)	(27,435)
Total distributions	(7,704)	(31,471)

Capital share transactions (Note 2):
Increase in net assets from capital share transactions	7,704	31,470

Increase (decrease) in net assets	(89,882)	27,791

Net Assets:
Beginning of period	325,519	297,728

End of period	$235,637	$325,519
Undistributed net investment income	$819	$8

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS
February 29, 2016

	Snow Capital
	Dividend Plus Fund

	For the	For the
	Year Ended	Year Ended
	February 29, 2016	February 28, 2015

Increase (decrease) in net assets from:
Operations:
Net investment income	$8,792	$7,528
Net realized gain (loss) on investments	(16,812)	34,071
Net unrealized depreciation on investments	(62,417)	(7,272)
Net increase (decrease) in net assets resulting from operations	(70,437)	34,327

Distributions to shareholders from:
Net investment income - Class A	(283)	(250)
Net investment income - Class I	(7,449)	(6,803)
Net realized capital gains - Class A	-	(1,419)
Net realized capital gains - Class I	-	(34,137)
Total distributions	(7,732)	(42,609)

Capital share transactions (Note 2):
Increase in net assets from capital share transactions	7,732	42,610

Increase (decrease) in net assets	(70,437)	34,328

Net Assets:
Beginning of period	340,841	306,513

End of period	$270,404	$340,841
Undistributed net investment income	$1,535	$475

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS
February 29, 2016

	Snow Capital	Snow Capital
	Mid Cap Value Fund	Mid Cap Value Fund

	For the	For the
	Year Ended	Year Ended
	February 29, 2016	February 28, 2015
Increase (decrease) in net assets from:
Operations:
Net investment income	$1,968	$1,606
Net realized gain (loss) on investments	(9,659)	48,525
Net unrealized depreciation on investments	(73,003)	(18,146)
Net increase (decrease) in net assets resulting from operations	(80,694)	31,985

Distributions to shareholders from:
Net investment income - Class A	(44)	(32)
Net investment income - Class I	(1,731)	(1,610)
Net realized capital gains - Class A	(436)	(1,937)
Net realized capital gains - Class I	(10,515)	(46,602)
Total distributions	(12,726)	(50,181)

Capital share transactions (Note 2):
Increase in net assets from capital share transactions	12,726	50,181

Increase (decrease) in net assets	(80,694)	31,985

Net Assets:
Beginning of period	356,660	324,675

End of period	$275,966	$356,660
Undistributed net investment income	$232	$39

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT

FINANCIAL HIGHLIGHTS
February 29, 2016

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the period indicated.

	Snow Capital Focused Value Fund

	Class A
	For the Year Ended February 29, 2016	For the Year Ended February 28, 2015	For the Period Ended February 28, 2014 (a)

Net Asset Value, Beginning of Period	$22.54	$24.02	$20.00

Investment Operations:
Net investment income	0.17	0.10	0.11
Net realized and unrealized gain (loss) on investments	(6.58)	2.11	6.73
Total from investment operations	(6.41)	2.21	6.84

Distributions:
From net investment income	(0.14)	(0.10)	(0.11)
From net realized capital gains	(0.03)	(3.59)	(2.71)
Total distributions	(0.17)	(3.69)	(2.82)

Net Asset Value, End of Period	$15.96	$22.54	$24.02

Total Return (b)	(28.52)%	8.91%	34.48%	(c)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$10	$15	$13

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	18.63%	15.37%	17.16%	(d)
After fees waived and expenses absorbed	1.40%	1.40%	1.40%	(d)

Ratio of net investment income (loss):
Before fees waived and expenses absorbed	(16.40)%	(13.57)%	(15.23)%	(d)
After fees waived and expenses absorbed	0.82%	0.40%	0.52%	(d)

Portfolio turnover rate	71.87%	84.34%	87.78%	(c)

(a)	The Fund commenced operations on March 28, 2013.
(b)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT

FINANCIAL HIGHLIGHTS
February 29, 2016

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the period indicated.

	Snow Capital Focused Value Fund

	Class I
	For the Year Ended February 29, 2016	For the Year Ended February 28, 2015	For the Period Ended February 28, 2014 (a)

Net Asset Value, Beginning of Period	$22.56	$24.03	$20.00

Investment Operations:
Net investment income	0.22	0.16	0.16
Net realized and unrealized gain (loss) on investments	(6.59)	2.12	6.74
Total from investment operations	(6.37)	2.28	6.90

Distributions:
From net investment income	(0.19)	(0.16)	(0.16)
From net realized capital gains	(0.03)	(3.59)	(2.71)
Total distributions	(0.22)	(3.75)	(2.87)

Net Asset Value, End of Period	$15.97	$22.56	$24.03

Total Return (b)	(28.37)%	9.21%	34.80%	(c)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$253	$353	$323

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	18.38%	15.12%	16.91%	(d)
After fees waived and expenses absorbed	1.15%	1.15%	1.15%	(d)

Ratio of net investment income (loss):
Before fees waived and expenses absorbed	(16.15)%	(13.32)%	(14.98)%	(d)
After fees waived and expenses absorbed	1.07%	0.65%	0.77%	(d)

Portfolio turnover rate	71.87%	84.34%	87.78%	(c)

(a)	The Fund commenced operations on March 28, 2013.
(b)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT

FINANCIAL HIGHLIGHTS
February 29, 2016

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the period indicated.

	Snow Capital Hedged Equity Fund

	Class A
	For the Year Ended February 29, 2016		For the Year Ended February 28, 2015		For the Period Ended February 28, 2014 (a)

Net Asset Value, Beginning of Period	$18.17		$21.86		$20.00

Investment Operations:
Net investment income (loss)	0.12		0.05		(0.02)
Net realized and unrealized gain (loss) on investments	(3.93)		1.73		4.16
Total from investment operations	(3.81)		1.78		4.14

Distributions:
From net investment income	(0.08)		(0.21)		(0.01)
From net realized capital gains	-		(5.26)		(2.27)
Total distributions	(0.08)		(5.47)		(2.28)

Net Asset Value, End of Period	$14.28		$18.17		$21.86

Total Return (b)	(21.00)%		7.31%		20.87%	(c)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$10		$13		$12

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	11.80%	(e)	4.38%	(e)	10.90%	(d) (e)
After fees waived and expenses absorbed	1.73%	(e)	1.84%	(e)	1.93%	(d) (e)

Ratio of net investment income (loss):
Before fees waived and expenses absorbed	(9.56)%	(e)	(2.45)%	(e)	(9.09)%	(d) (e)
After fees waived and expenses absorbed	0.51%	(e)	0.09%	(e)	(0.11)%	(d) (e)

Portfolio turnover rate	171.16%		518.32%		226.74%	(c)

(a)	The Fund commenced operations on March 28, 2013.
(b)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.
(e)	The ratios include 0.23% during the fiscal year ended February 29, 2016, 0.34% during the fiscal year ended February 28, 2015 and 0.43% during the period ended February 28, 2014 for dividends on securities sold short and interest expense.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT

FINANCIAL HIGHLIGHTS
February 29, 2016

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the period indicated.

	Snow Capital Hedged Equity Fund

	Class I
	For the Year Ended February 29, 2016		For the Year Ended February 28, 2015		For the Period Ended February 28, 2014 (a)

Net Asset Value, Beginning of Period	$18.23		$21.90		$20.00

Investment Operations:
Net investment income	0.17		0.26		0.03
Net realized and unrealized gain (loss) on investments	(3.95)		1.59		4.17
Total from investment operations	(3.78)		1.85		4.20

Distributions:
From net investment income	(0.12)		(0.26)		(0.03)
From net realized capital gains	-		(5.26)		(2.27)
Total distributions	(0.12)		(5.52)		(2.30)

Net Asset Value, End of Period	$14.33		$18.23		$21.90

Total Return (b)	(20.80)%		7.62%		21.18%	(c)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$506		$639		$594

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	11.55%	(e)	4.13%	(e)	10.66%	(d) (e)
After fees waived and expenses absorbed	1.48%	(e)	1.59%	(e)	1.68%	(d) (e)

Ratio of net investment income (loss):
Before fees waived and expenses absorbed	(9.30)%	(e)	(2.20)%	(e)	(8.84)%	(d) (e)
After fees waived and expenses absorbed	0.76%	(e)	0.34%	(e)	0.14%	(d) (e)

Portfolio turnover rate	171.16%		518.32%		226.74%	(c)

(a)	The Fund commenced operations on March 28, 2013.
(b)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.
(e)	The ratios include 0.23% during the fiscal year ended February 29, 2016, 0.34% during the fiscal year ended February 28, 2015 and 0.43% during the period ended February 28, 2014 for dividends on securities sold short and interest expense.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT

FINANCIAL HIGHLIGHTS
February 29, 2016

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the period indicated.

	Snow Capital Market Plus Fund

	Class A
	For the Year Ended February 29, 2016	For the Year Ended February 28, 2015	For the Period Ended February 28, 2014 (a)

Net Asset Value, Beginning of Period	$22.88	$23.38	$20.00

Investment Operations:
Net investment income	0.31	0.28	0.25
Net realized and unrealized gain (loss) on investments	(4.81)	2.22	5.07
Total from investment operations	(4.50)	2.50	5.32

Distributions:
From net investment income	(0.25)	(0.28)	(0.25)
From net realized capital gains	(0.05)	(2.72)	(1.69)
Total distributions	(0.30)	(3.00)	(1.94)

Net Asset Value, End of Period	$18.08	$22.88	$23.38

Total Return (b)	(19.80)%	10.48%	26.73%	(c)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$11	$14	$13

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	19.66%	16.65%	18.37%	(d)
After fees waived and expenses absorbed	1.00%	1.00%	1.00%	(d)

Ratio of net investment income (loss):
Before fees waived and expenses absorbed	(17.20)%	(14.52)%	(16.17)%	(d)
After fees waived and expenses absorbed	1.46%	1.13%	1.20%	(d)

Portfolio turnover rate	52.70%	67.80%	60.52%	(c)

(a)	The Fund commenced operations on March 28, 2013.
(b)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT

FINANCIAL HIGHLIGHTS
February 29, 2016

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the period indicated.

	Snow Capital Market Plus Fund

	Class I
	For the Year Ended February 29, 2016	For the Year Ended February 28, 2015	For the Period Ended February 28, 2014 (a)

Net Asset Value, Beginning of Period	$22.89	$23.39	$20.00

Investment Operations:
Net investment income	0.36	0.34	0.30
Net realized and unrealized gain (loss) on investments	(4.81)	2.22	5.08
Total from investment operations	(4.45)	2.56	5.38

Distributions:
From net investment income	(0.30)	(0.34)	(0.30)
From net realized capital gains	(0.05)	(2.72)	(1.69)
Total distributions	(0.35)	(3.06)	(1.99)

Net Asset Value, End of Period	$18.09	$22.89	$23.39

Total Return (b)	(19.62)%	10.73%	27.05%	(c)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$271	$338	$305

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	19.41%	16.40%	18.12%	(d)
After fees waived and expenses absorbed	0.75%	0.75%	0.75%	(d)

Ratio of net investment income (loss):
Before fees waived and expenses absorbed	(16.95)%	(14.27)%	(15.92)%	(d)
After fees waived and expenses absorbed	1.71%	1.39%	1.45%	(d)

Portfolio turnover rate	52.70%	67.73%	60.52%	(c)

(a)	The Fund commenced operations on March 28, 2013.
(b)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT

FINANCIAL HIGHLIGHTS
February 29, 2016

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the period indicated.

	Snow Capital Inflation Advantaged Equities Fund

	Class A
	For the Year Ended February 29, 2016	For the Year Ended February 28, 2015	For the Period Ended February 28, 2014 (a)

Net Asset Value, Beginning of Period	$22.61	$22.92	$20.00

Investment Operations:
Net investment income	0.20	0.16	0.12
Net realized and unrealized gain (loss) on investments	(6.43)	1.89	3.64
Total from investment operations	(6.23)	2.05	3.76

Distributions:
From net investment income	(0.16)	(0.16)	(0.12)
From net realized capital gains	(0.33)	(2.20)	(0.72)
Total distributions	(0.49)	(2.36)	(0.84)

Net Asset Value, End of Period	$15.89	$22.61	$22.92

Total Return (b)	(27.78)%	9.05%	18.85%	(c)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$9	$13	$12

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	21.67%	17.76%	18.71%	(d)
After fees waived and expenses absorbed	1.50%	1.50%	1.50%	(d)

Ratio of net investment income (loss):
Before fees waived and expenses absorbed	(19.13)%	(15.57)%	(16.61)%	(d)
After fees waived and expenses absorbed	1.05%	0.68%	0.59%	(d)

Portfolio turnover rate	57.21%	66.57%	33.69%	(c)

(a)	The Fund commenced operations on March 28, 2013.
(b)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT

FINANCIAL HIGHLIGHTS
February 29, 2016

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the period indicated.

	Snow Capital Inflation Advantaged Equities Fund

	Class I
	For the Year Ended February 29, 2016	For the Year Ended February 28, 2015	For the Period Ended February 28, 2014 (a)

Net Asset Value, Beginning of Period	$22.62	$22.92	$20.00

Investment Operations:
Net investment income	0.25	0.22	0.17
Net realized and unrealized gain (loss) on investments	(6.44)	1.90	3.64
Total from investment operations	(6.19)	2.12	3.81

Distributions:
From net investment income	(0.20)	(0.22)	(0.17)
From net realized capital gains	(0.33)	(2.20)	(0.72)
Total distributions	(0.53)	(2.42)	(0.89)

Net Asset Value, End of Period	$15.90	$22.62	$22.92

Total Return (b)	(27.59)%	9.36%	19.10%	(c)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$226	$313	$286

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	21.42%	17.51%	18.46%	(d)
After fees waived and expenses absorbed	1.25%	1.25%	1.25%	(d)

Ratio of net investment income (loss):
Before fees waived and expenses absorbed	(18.87)%	(15.32)%	(16.36)%	(d)
After fees waived and expenses absorbed	1.30%	0.93%	0.84%	(d)

Portfolio turnover rate	57.21%	66.57%	33.69%	(c)

(a)	The Fund commenced operations on March 28, 2013.
(b)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT

FINANCIAL HIGHLIGHTS
February 29, 2016

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the period indicated.

	Snow Capital Dividend Plus Fund

	Class A
	For the Year Ended February 29, 2016	For the Year Ended February 28, 2015	For the Period Ended February 28, 2014 (a)

Net Asset Value, Beginning of Period	$21.54	$22.19	$20.00

Investment Operations:
Net investment income	0.45	0.48	0.36
Net realized and unrealized gain (loss) on investments	(4.92)	1.88	4.09
Total from investment operations	(4.47)	2.36	4.45

Distributions:
From net investment income	(0.45)	(0.45)	(0.37)
From net realized capital gains	-	(2.56)	(1.89)
Total distributions	(0.45)	(3.01)	(2.26)

Net Asset Value, End of Period	$16.62	$21.54	$22.19

Total Return (b)	(20.87)%	10.90%	22.36%	(c)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$11	$14	$12

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	20.72%	17.14%	18.29%	(d)
After fees waived and expenses absorbed	1.25%	1.25%	1.25%	(d)

Ratio of net investment income (loss):
Before fees waived and expenses absorbed	(16.84)%	(13.82)%	(15.25)%	(d)
After fees waived and expenses absorbed	2.64%	2.07%	1.80%	(d)

Portfolio turnover rate	66.54%	83.58%	73.96%	(c)

(a)	The Fund commenced operations on March 28, 2013.
(b)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT

FINANCIAL HIGHLIGHTS
February 29, 2016

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the period indicated.

	Snow Capital Dividend Plus Fund

	Class I
	For the Year Ended February 29, 2016	For the Year Ended February 28, 2015	For the Period Ended February 28, 2014 (a)

Net Asset Value, Beginning of Period	$21.55	$22.19	$20.00

Investment Operations:
Net investment income	0.50	0.54	0.42
Net realized and unrealized gain (loss) on investments	(4.93)	1.89	4.08
Total from investment operations	(4.43)	2.43	4.50

Distributions:
From net investment income	(0.49)	(0.51)	(0.42)
From net realized capital gains	-	(2.56)	(1.89)
Total distributions	(0.49)	(3.07)	(2.31)

Net Asset Value, End of Period	$16.63	$21.55	$22.19

Total Return (b)	(20.67)%	11.21%	22.61%	(c)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$260	$327	$294

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	20.47%	16.89%	18.05%	(d)
After fees waived and expenses absorbed	1.00%	1.00%	1.00%	(d)

Ratio of net investment income (loss):
Before fees waived and expenses absorbed	(16.59)%	(13.57)%	(15.00)%	(d)
After fees waived and expenses absorbed	2.89%	2.32%	2.05%	(d)

Portfolio turnover rate	66.54%	83.58%	73.96%	(c)

(a)	The Fund commenced operations on March 28, 2013.
(b)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT

FINANCIAL HIGHLIGHTS
February 29, 2016

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the period indicated.

	Snow Capital Mid Cap Value Fund

	Class A
	For the Year Ended February 29, 2016	For the Year Ended February 28, 2015	For the Period Ended February 28, 2014 (a)

Net Asset Value, Beginning of Period	$22.81	$24.12	$20.00

Investment Operations:
Net investment income	0.07	0.06	0.02
Net realized and unrealized gain (loss) on investments	(5.22)	2.24	5.87
Total from investment operations	(5.15)	2.30	5.89

Distributions:
From net investment income	(0.07)	(0.06)	(0.02)
From net realized capital gains	(0.70)	(3.55)	(1.75)
Total distributions	(0.77)	(3.61)	(1.77)

Net Asset Value, End of Period	$16.89	$22.81	$24.12

Total Return (b)	(22.80)%	9.58%	29.57%	(c)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$11	$14	$13

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	19.64%	16.46%	17.79%	(d)
After fees waived and expenses absorbed	1.25%	1.25%	1.25%	(d)

Ratio of net investment income (loss):
Before fees waived and expenses absorbed	(18.02)%	(14.98)%	(16.42)%	(d)
After fees waived and expenses absorbed	0.37%	0.22%	0.12%	(d)

Portfolio turnover rate	36.43%	62.06%	43.72%	(c)

(a)	The Fund commenced operations on March 28, 2013.
(b)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT

FINANCIAL HIGHLIGHTS
February 29, 2016

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the period indicated.

	Snow Capital Mid Cap Value Fund

	Class I
	For the Year Ended February 29, 2016	For the Year Ended February 28, 2015	For the Period Ended February 28, 2014 (a)

Net Asset Value, Beginning of Period	$22.82	$24.13	$20.00

Investment Operations:
Net investment income	0.12	0.12	0.08
Net realized and unrealized gain (loss) on investments	(5.23)	2.24	5.87
Total from investment operations	(5.11)	2.36	5.95

Distributions:
From net investment income	(0.11)	(0.12)	(0.07)
From net realized capital gains	(0.70)	(3.55)	(1.75)
Total distributions	(0.81)	(3.67)	(1.82)

Net Asset Value, End of Period	$16.90	$22.82	$24.13

Total Return (b)	(22.60)%	9.84%	29.89%	(c)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$265	$342	$312

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	19.39%	16.20%	17.54%	(d)
After fees waived and expenses absorbed	1.00%	1.00%	1.00%	(d)

Ratio of net investment income (loss):
Before fees waived and expenses absorbed	(17.76)%	(14.73)%	(16.17)%	(d)
After fees waived and expenses absorbed	0.62%	0.48%	0.37%	(d)

Portfolio turnover rate	36.43%	62.06%	43.72%	(c)

(a)	The Fund commenced operations on March 28, 2013.
(b)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 29, 2016

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Snow Family of Funds (the “Funds”) are a series of 360 Funds (the “Trust”). The Trust was organized on February 25, 2005 as a Delaware statutory trust. The Trust is registered as an open end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust currently offers eight series of shares. The following series of the Snow Family Funds: (i) Snow Capital Focused Value Fund (“Focused Value Fund”), (ii) Snow Capital Hedged Equity Fund (“Hedged Equity Fund”), (iii) Snow Capital Market Plus Fund (“Market Plus Fund”), (iv) Snow Capital Inflation Advantaged Equities Fund (“Inflation Advantaged Equities Fund”), (v) Snow Capital Dividend Plus Fund (“Dividend Plus Fund”), and (vi) Snow Capital Mid Cap Value Fund (“Mid Cap Value Fund”) (each a “Fund” and collectively, the Funds) are each an open end management investment company and separate series of the Trust. All of the Funds, except Focused Value Fund and Hedged Equity Fund, are diversified Funds. As non-diversified Funds, the Focused Value Fund and Hedged Equity Fund may invest a significant portion of its assets in a small number of companies. The Funds’ investment adviser is Snow Capital Management, L.P (the “Adviser”). Each Fund offers two classes of shares, Class A and Class I shares. Each class of shares commenced operations on March 28, 2013. Each class differs as to sales and redemption charges and ongoing fees. Income and realized/unrealized gains or losses are allocated to each class based on relative share balances. Each Fund’s investment objectives are as follows:

Focused Value Fund	Long-term growth of capital
Hedged Equity Fund	Long-term growth of capital and protection of investment principal with lower volatility than the U.S. equity market
Market Plus Fund	Long-term growth of capital
Inflation Advantaged Equities Fund	Long-term growth of capital and protection of investment principal
Dividend Plus Fund	Long-term growth of capital and income
Mid Cap Value Fund	Long-term growth of capital

The following are a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

a)         Investment Valuations - All investments in securities are recorded at their estimated fair value, as described in Note 2

b)         Federal Income Taxes - The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Funds to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of their net investment company taxable income and net capital gains. Therefore, no provisions for federal income taxes are required.

 As of and during the fiscal year ended February 29, 2016, the Funds did not have a liability for any unrecognized tax expenses. The Funds recognize interest and penalties, if any, related to unrecognized tax expenses as income tax expense in the statements of operations. During the year, the Funds did not incur any interest or penalties. As required by U.S. generally accepted accounting principles (“GAAP”), ASC 740, management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years (tax years ended 2014, 2015 and 2016) and has concluded that no provision for income tax is required in these financial statements. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Delaware.

c)         Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. GAAP requires that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in capital or net realized gains. There were no reclassifications necessary for any of the Funds during the fiscal year ended February 29, 2016.

e)        Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 29, 2016

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f)         Other - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

g)        Short Sales of Securities – A Fund may make short sales, which are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete a short sale transaction, a Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs. A Fund then sells the borrowed security to a buyer in the market. A Fund will then cover the short position by buying shares in the market either (i) at its discretion; or (ii) when called by the broker-dealer lender. Until the security is replaced, a Fund is required to pay the broker-dealer lender any dividends or interest that accrues during the period of the loan. In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. When a Fund makes a short sale, a Fund will segregate liquid assets (such as cash, U.S. government securities, or equity securities) on a Fund’s books and/or in a segregated account at a Fund’s custodian in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest and/or transaction costs due to the broker-dealer lender. In determining the amount to be segregated, any securities that have been sold short by a Fund will be marked to market daily. To the extent the market price of the security sold short increases and more assets are required to meet a Fund’s short sale obligations, additional assets will be segregated to ensure adequate coverage of a Fund’s short position obligations.

In addition, a Fund may make short sales “against the box”, i.e., when a Fund sells a security short when a Fund has segregated securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

h)        Exchange Traded Funds – A Fund may invest in Exchange Traded Funds (“ETFs”). ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees fees, and marketing expenses, and ETF shareholders, such as a Fund, pay their proportionate share of these expenses. Your cost of investing in a Fund will generally be higher than the cost of investing directly in ETFs. By investing in a Fund, you will indirectly bear fees and expenses charged by the underlying ETFs in which a Fund invests in addition to a Fund's direct fees and expenses.

i)         Redemption fees - Shareholders that redeem shares within 30 days of purchase will be assessed a redemption fee of 0.50% of the amount redeemed. The redemption fee is paid directly to and retained by the Funds, and is designed to deter excessive short-term trading and to offset brokerage commissions, market impact and other costs that may be associated with short-term money movement in and out of the Funds. No redemption fees were paid to the Funds during the fiscal year ended February 29, 2016.

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 29, 2016

2.	INVESTMENT VALUATION

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The company utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•
Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•
Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

A description of the valuation techniques applied to the company's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock, preferred stock and Exchange-Traded Funds). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Money market funds – Money market funds are valued at their net asset value of $1.00 per share and are categorized as Level 1.

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 29, 2016

2.	INVESTMENT VALUATION (continued)

The following table summarizes the inputs used to value the company's assets and liabilities measured at fair value as of February 29, 2016:

Categories (a)	Level 1	Level 2	Level 3	Total
Focused Value Fund:
Common Stock (b)	$259,978	-	-	$259,978
Short-Term Investments	5,832	-	-	5,832
Total Investments in Securities	265,810	-	-	265,810
Hedged Equity Fund (Assets):
Common Stock (b)	451,028	-	-	451,028
Exchange-Traded Funds (b)	41,063	-	-	41,063
Short-Term Investments	21,296	-	-	21,296
Total Investments in Securities	513,387	-	-	513,387
Hedged Equity Fund (Liabilities):
Common Stock – Sold Short (b)	143,432	-	-	143,432
Total Investments in Securities Sold Short	143,432	-	-	143,432
Market Plus Fund:
Common Stock (b)	276,396	-	-	276,396
Short-Term Investments	8,044	-	-	8,044
Total Investments in Securities	284,440	-	-	284,440
Inflation Advantaged Equities Fund:
Common Stock (b)	228,353	-	-	228,353
Short-Term Investments	9,596	-	-	9,596
Total Investments in Securities	237,949	-	-	237,949
Dividend Plus Fund:
Common Stock (b)	213,352	-	-	213,352
Partnerships (b)	16,615	-	-	16,614
Preferred Stock (b)	31,781	-	-	31,782
Short-Term Investments	10,339	-	-	10,339
Total Investments in Securities	272,087	-	-	272,087
Mid Cap Value Fund:
Common Stock (b)	252,674	-	-	252,674
Short-Term Investments	26,253	-	-	26,253
Total Investments in Securities	278,927	-	-	278,927

(a)
At February 29, 2016, the Funds held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(b)
All common stock, partnerships, preferred stock and exchange traded funds held in the Funds are Level 1 securities. For a detailed break-out of stocks by industry and exchange traded funds by investment type, please refer to the Schedules of Investments.

The Funds recognize transfers, if any, between fair value hierarchy levels at the reporting period end. There were no transfers between levels as of February 29, 2016, from the valuation input levels used on February 28, 2015.

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 29, 2016

3.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the Funds for the fiscal year ended February 29, 2016 were as follows:

Focused Value Fund:	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	-	-	6	6
Value	$-	$-	$114	$114
Class I
Shares	-	-	186	186
Value	$-	$-	$3,457	$3,457

Hedged Equity Fund:	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	-	-	4	4
Value	$-	$-	$59	$59
Class I
Shares	-	-	264	264
Value	$-	$-	$4,183	$4,183

Market Plus Fund:	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	-	-	9	9
Value	$-	$-	$185	$185
Class I
Shares	-	-	253	253
Value	$-	$-	$5,130	$5,130

Inflation Advantaged Equities Fund:	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	-	-	16	16
Value	$-	$-	$283	$283
Class I
Shares	-	-	416	416
Value	$-	$-	$7,421	$7,421

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 29, 2016

3.	CAPITAL SHARE TRANSACTIONS (continued)

Dividend Plus Fund:	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	-	-	16	16
Value	$-	$-	$283	$283
Class I
Shares	-	-	425	425
Value	$-	$-	$7,449	$7,449

Mid Cap Value Fund:	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	-	-	27	27
Value	$-	$-	$480	$480
Class I
Shares	-	-	676	676
Value	$-	$-	$12,246	$12,246

Transactions in shares of capital stock for the Funds for the fiscal year ended February 28, 2015 were as follows:

Focused Value Fund:	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	-	-	90	90
Value	$-	$-	$2,090	$2,090
Class I
Shares	-	-	2,199	2,199
Value	$-	$-	$51,118	$51,118

Hedged Equity Fund:	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	-	-	161	161
Value	$-	$-	$3,026	$3,026
Class I
Shares	418,355	(418,355)	7,941	7,941
Value	$10,000,000	$(9,884,664)	$149,683	$265,019

Market Plus Fund:	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	-	-	70	70
Value	$-	$-	$1,642	$1,642
Class I
Shares	-	-	1,715	1,715
Value	$-	$-	$40,302	$40,302

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 29, 2016

3.	CAPITAL SHARE TRANSACTIONS (continued)

Inflation Advantaged Equities Fund:	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	-	-	55	55
Value	$-	$-	$1,226	$1,226
Class I
Shares	-	-	1,348	1,348
Value	$-	$-	$30,244	$30,244

Dividend Plus Fund:	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	-	-	79	79
Value	$-	$-	$1,670	$1,670
Class I
Shares	-	-	1,925	1,925
Value	$-	$-	$40,940	$40,940

Mid Cap Value Fund:	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	-	-	85	85
Value	$-	$-	$1,970	$1,970
Class I
Shares	-	-	2,087	2,087
Value	$-	$-	$48,211	$48,211

4.	INVESTMENT TRANSACTIONS

For the fiscal year ended February 29, 2016, aggregate purchases and sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Focused Value Fund:	$237,961	$233,265
Hedged Equity Fund	1,005,485	984,142
Market Plus Fund	178,150	165,449
Inflation Advantaged Equities Fund	162,145	160,190
Dividend Plus Fund	209,434	199,695
Mid Cap Value Fund	114,370	106,393

There were no government securities purchased or sold during the year.

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 29, 2016

5.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Funds have entered into Investment Advisory Agreements (the “Advisory Agreements”) with the Adviser. Pursuant to the Advisory Agreements, the Adviser provides investment management services to the Funds in accordance with their investment objectives, policies and restrictions. As compensation for the investment advisory services provided to the Funds, the Adviser will receive a monthly management fee equal to an annual rate of each Fund’s net assets for Class A and I shares as follows:

Fund	Management Fee Rate	Accrued
Focused Value Fund:	0.90%	$3,007
Hedged Equity Fund	1.00%	6,083
Market Plus Fund	0.50%	1,643
Inflation Advantaged Equities Fund	1.00%	2,894
Dividend Plus Fund	0.75%	2,291
Mid Cap Value Fund	0.75%	2,414

The Adviser and the Funds have entered into an Expense Limitation Agreement (“Expense Agreements”) under which the Adviser has agreed to waive or reduce its fees and to assume other expenses of each Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, shareholder servicing fees, extraordinary expenses, dividend and interest expenses in connection with securities sold short and payments, if any, under the Rule 12b-1 Plan) to not more than the following average daily net assets of each of the Funds through July 1, 2016:

Fund	Expense Limitation	Management Fees Waived	Expenses Reimbursed
Focused Value Fund:	1.15%	$3,007	$54,549
Hedged Equity Fund	1.25%	6,083	55,146
Market Plus Fund	0.75%	1,643	59,681
Inflation Advantaged Equities Fund	1.25%	2,894	55,490
Dividend Plus Fund	1.00%	2,291	57,208
Mid Cap Value Fund	1.00%	2,414	56,776

If, at any time, the annualized expenses of Funds were less than the annualized expense limitation ratios, the Funds, would reimburse the Adviser for any fees previously waived and/or expenses previously assumed; provided, however, that repayment would be payable only to the extent that it (a) can be made during the three (3) years following the time at which the adviser waived fees or assumed expenses for the Funds, and (b) can be repaid without causing the expenses of Funds to exceed the annualized expense limitation ratios.

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 29, 2016

5.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

At February 29, 2016, the cumulative unreimbursed amounts paid and/or waived by the Adviser on behalf of the Funds that may be recouped no later than the dates stated below are as follows:

Fund	February 28, 2017	February 28, 2018	February 28, 2019	Totals
Focused Value Fund:	$41,973	$50,247	$57,556	$149,776
Hedged Equity Fund	44,997	52,882	61,229	159,108
Market Plus Fund	44,997	53,260	61,324	159,581
Inflation Advantaged Equities Fund	43,053	51,025	58,384	152,462
Dividend Plus Fund	43,459	51,793	59,499	154,751
Mid Cap Value Fund	43,536	52,361	59,190	155,087

The Fund has entered into an Investment Company Services Agreement (the “Services Agreement”) with M3Sixty Administration, LLC (“M3Sixty”). Pursuant to the Services Agreement, M3Sixty will provide day-to-day operational services to the Fund including, but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Fund's portfolio securities; (d) pricing the Fund's shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Fund's legal compliance; (j) maintaining shareholder account records.

For the fiscal year ended February 29, 2016, the Funds accrued servicing fees as follows:

Fund	Service Fees
Focused Value Fund:	$26,737
Hedged Equity Fund	27,149
Market Plus Fund	26,729
Inflation Advantaged Equities Fund	26,670
Dividend Plus Fund	26,694
Mid Cap Value Fund	26,719

Certain officers and a Trustee of the Funds are also employees of M3Sixty.

The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with Matrix Capital Group, Inc. (the “Distributor”). Pursuant to the Distribution Agreement, the Distributor will provide distribution services to the Funds. The Distributor serves as underwriter/distributor of the Funds.

The Funds have adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 of the 1940 Act for the Funds. The Funds may expend up to 0.25% for Class A shares of a Fund’s average daily net assets annually to pay for any activity primarily intended to result in the sale of shares of the Funds and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made.

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 29, 2016

5.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

The distribution plans for the Class A shares of the Funds took effect March 28, 2013. For the fiscal year ended February 29, 2016, the Funds accrued 12b-1 expenses attributable to Class A shares as follows:

Fund	Class A 12b-1 Fees
Focused Value Fund:	$33
Hedged Equity Fund	30
Market Plus Fund	33
Inflation Advantaged Equities Fund	29
Dividend Plus Fund	30
Mid Cap Value Fund	32

6.	TAX MATTERS

 The tax character of distributions paid during the fiscal year ended February 29, 2016 for the Funds were as follows:

Fund	Long-Term Capital Gains	Ordinary Income
Focused Value Fund:	$-	$3,572
Hedged Equity Fund	-	4,242
Market Plus Fund	431	4,883
Inflation Advantaged Equities Fund	4,790	2,914
Dividend Plus Fund	-	7,732
Mid Cap Value Fund	10,951	1,775

The tax character of distributions paid during the fiscal year ended February 28, 2015 for the Funds were as follows:

Fund	Long-Term Capital Gains	Ordinary Income
Focused Value Fund:	$15,011	$38,197
Hedged Equity Fund	21,585	131,124
Market Plus Fund	13,050	28,893
Inflation Advantaged Equities Fund	6,525	24,946
Dividend Plus Fund	15,316	27,293
Mid Cap Value Fund	32,905	17,276

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 29, 2016

6.	TAX MATTERS (continued)

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments at February 29, 2016 were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Focused Value Fund	$326,009	$8,052	$(68,251)	$(60,199)
Hedged Equity Fund	484,023	8,929	(122,998)	(114,069)
Market Plus Fund	315,819	15,683	(47,062)	(31,379)
Inflation Advantaged Equities Fund	261,387	14,237	(37,675)	(23,438)
Dividend Plus Fund	314,706	10,477	(53,096)	(42,619)
Mid Cap Value Fund	318,617	13,840	(53,530)	(39,690)

The differences between book basis unrealized depreciation and tax-basis unrealized depreciation for the Hedged Equity Fund and Market Plus Fund are attributable primarily to the tax deferral of losses on wash sales.

The Funds’ tax basis distributable earnings are determined only at the end of each fiscal year. The tax character of distributable earnings (deficit) at February 29, 2016, the Funds’ most recent fiscal year end, was as follows:

Fund	Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gains / (Capital Loss Carryforwards)	Post-October Capital Loss	Total Distributable Earnings
Focused Value Fund	$(60,199)	$535	$(1,411)	$(18,958)	$(80,033)
Hedged Equity Fund	(114,069)	331	(191,846)	(9,158)	(314,742)
Market Plus Fund	(31,379)	1,048	-	(9,593)	(39,924)
Inflation Advantaged Equities Fund	(23,438)	819	-	(42,154)	(64,773)
Dividend Plus Fund	(42,619)	1,535	(3,170)	(15,127)	(59,381)
Mid Cap Value Fund	(39,690)	232	-	(20,624)	(60,082)

The undistributed ordinary income and capital gains shown above differ from corresponding accumulated net investment income and accumulated net realized gain (loss) figures reported in the statements of assets and liabilities due to differing book/tax treatment of short-term capital gains, and certain temporary book/tax differences due to the tax deferral of losses on wash sales.

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. The Funds’ carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year. As of February 29, 2016, the Funds’ most recent fiscal year end, the Funds elected to defer net ordinary losses as indicated in the chart below.

	Post-October Losses		Post-December Losses
Fund	Deferred	Utilized	Deferred	Utilized
Focused Value Fund	$18,959	$-	$-	$-
Hedged Equity Fund	9,158	155,055	-	-
Market Plus Fund	9,593	-	-	-
Inflation Advantaged Equities Fund	42,154	1,149	-	-
Dividend Plus Fund	15,127	1,141	-	-
Mid Cap Value Fund	20,624	-	-	-

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 29, 2016

6.	TAX MATTERS (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the Act), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term. As of February 29, 2016, the Funds had capital loss carryforwards for federal income tax purposes as follows:

Fund	Non-Expiring Short-Term	Non-Expiring Long-Term	Total
Focused Value Fund:	$1,412	$-	$1,412
Hedged Equity Fund	180,557	11,289	191,846
Market Plus Fund	-		-
Inflation Advantaged Equities Fund	-	-	-
Dividend Plus Fund	3,170		3,170
Mid Cap Value Fund	-		-

7.	BENEFICIAL OWNERSHIP

 The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of February 29, 2016, Snow Capital Management, L.P. held 100% of the Funds’ Class A & Class I shares outstanding.

8.	COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Trust may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

9.	SUBSEQUENT EVENTS

In accordance with GAAP, Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

10.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the FASB issued Accounting Standards Update ("ASU") No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds' financial statements and related disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
of The Snow Family of Funds

We have audited the accompanying statement of assets and liabilities of Snow Capital Focused Value Fund, Snow Capital Hedged Equity Fund, Snow Capital Market Plus Fund, Snow Capital Inflation Advantaged Equities Fund, Snow Capital Dividend Plus Fund and Snow Capital Mid Cap Value Fund, collectively the Funds, including the schedule of investments, as of February 29, 2016 and the related statements of operations for the year then ended, statements of changes in net assets for the two years then ended and the financial highlights for the two years then ended and for the period March 28, 2013 (commencement of investment operations) through February 28, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds were not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of February 29, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Snow Capital Focused Value Fund, Snow Capital Hedged Equity Fund, Snow Capital Market Plus Fund, Snow Capital Inflation Advantaged Equities Fund, Snow Capital Dividend Plus Fund and Snow Capital Mid Cap Value Fund, collectively the Funds, as of February 29, 2016, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, through February 29, 2016 in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania
April 28, 2016

Snow Family of Funds	ANNUAL REPORT

ADDITIONAL INFORMATION
February 29, 2016 (Unaudited)

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

Shareholder Tax Information - The Funds are required to advise you within 60 days of the Fund’s fiscal year end regarding the federal tax status of distributions received by shareholders during the fiscal year.

Tax information is reported from the Funds’ fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2017 to determine the calendar year amounts to be included on their 2016 tax returns. Shareholders should consult their own tax advisors.

Snow Family of Funds	ANNUAL REPORT

ADDITIONAL INFORMATION
February 29, 2016 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited)

The Trustees are responsible for the management and supervision of the Funds. The Trustees approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Funds; and oversee activities of the Funds. This section provides information about the persons who serve as Trustees and Officers to the Trust and Funds, respectively, as well as the entities that provide services to the Funds. The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling (877) 244-6235.

Trustees and Officers. Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Funds, and their principal occupation during the past five years. As described above under “Description of the Trust”, each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table.

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Art Falk 4520 Main Street Suite 1425 Kansas City, Missouri 64111 1937	Trustee and Independent Chairman	Since June 2011	Retired. President, Murray Hill Financial Marketing, (financial marketing consultant) (1990–2012).	Fourteen	None
Thomas Krausz 4520 Main Street Suite 1425 Kansas City, Missouri 64111 1944	Trustee	Since June 2011	Mr. Krausz has been an independent management consultant to private enterprises since 2007.	Fourteen	None
Tom M. Wirtshafter 4520 Main Street Suite 1425 Kansas City, Missouri 64111 1954	Trustee	Since June 2011	Senior Vice President, American Portfolios Financial Services, (broker- dealer), American Portfolios Advisors (investment adviser) (2009–Present).	Fourteen	None
Gary DiCenzo 4520 Main Street Suite 1425 Kansas City, Missouri 64111 1962	Trustee	Since September, 2014	Chief Executive Officer, Cognios Capital (investment management firm) (2015–present); President and CEO, IMC Group, LLC (asset management firm consultant) (2010–2015).	Fourteen	None
Interested Trustee*
Randall K. Linscott 4520 Main Street Suite 1425 Kansas City, Missouri 64111 1971	President	Since July, 2013
Chief Executive Officer, M3Sixty Administration, LLC (2013–present); Chief Operating Officer, M3Sixty Administration LLC (2011–2013); Division Vice President, Boston Financial Data Services, (2005–2011).
				Thirteen	None

*	The Interested Trustee is an Interested Trustee because he is an officer and employee of the Administrator.

Snow Family of Funds	ANNUAL REPORT

ADDITIONAL INFORMATION
February 29, 2016 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited) (continued)

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers
Andras P. Teleki 4520 Main Street Suite 1425 Kansas City, Missouri 64111 1971	Chief Compliance Officer and Secretary	Since October, 2015
Chief Legal Officer, M3Sixty Administration, LLC, M3Sixty Holdings, LLC, M3Sixty Distributors, LLC, M3Sixty Advisors, LLC and Matrix Capital Group, Inc. (2015–present); Chief Compliance Officer and Secretary, 360 Funds (2015–present); Secretary and Assistant Treasurer, Capital Management Investment Trust (2015–present); Secretary and Anti-Money Laundering Compliance Officer, Monteagle Funds (2015–present); Partner, K&L Gates, (2009–2015).
				N/A	N/A
Brandon Byrd 4520 Main Street Suite 1425 Kansas City, Missouri 64111 1981	Assistant Secretary	Since July, 2013	Chief Operating Officer, M3Sixty Administration LLC (2012–present); Division Manager – Client Service Officer, Boston Financial Data Services (mutual fund service provider) (2010–2012).	N/A	N/A
Larry Beaver 4520 Main Street Suite 1425 Kansas City, Missouri 64111 1969	Treasurer	Since March, 2007	Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2005–present).	N/A	N/A
Jeremiah Hierseman 4520 Main Street Suite 1425 Kansas City, Missouri 64111 1974	Assistant Treasurer	Since September, 2014	Fund Accounting Manager, M3Sixty Administration, LLC (2014–present). Fund Accounting Manager, State Street Bank – Insurance Services Division (2003–2014).	N/A	N/A
Ted Akins 4520 Main Street Suite 1425 Kansas City, Missouri 64111 1975	Assistant Treasurer	Since June, 2014	Director, Transfer Agency and Mutual Fund Operations, M3Sixty Administration, LLC (2012–present); Senior Client Service Advisor, Boston Financial Data Services, (1999–2012).	N/A	N/A

Snow Family of Funds	ANNUAL REPORT

ADDITIONAL INFORMATION
February 29, 2016 (Unaudited)

Remuneration Paid to Trustees and Officers - Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust. Each Trustee who is not an “interested person” receives a fee of $1,000 each year plus $125 per Board or committee meeting attended. Effective December 16, 2015, each Trustee who is not an “interested person” receives a fee of $1,500 each year plus $200 per Board or committee meeting attended. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

Name of Trustee[1]	Aggregate Compensation From the Snow Family Funds[2]	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Snow Family Funds Paid to Trustees[2]
Independent Directors
Art Falk	$9,750	None	None	$9,750
Thomas Krausz	$9,000	None	None	$9,000
Tom M. Wirtshafter	$9,000	None	None	$9,000
Gary DiCenzo	$9,000	None	None	$9,000
Interested Trustees
Randall K. Linscott	None	Not Applicable	Not Applicable	None

[1]	Each of the Trustees serves as a Trustee to six (6) Snow Family of Funds of the Trust. The Trust currently offers fourteen (14) series of shares.

[2]	Figures are for the fiscal year ended February 29, 2016. Each of the Funds paid Thomas Krausz, Tom M. Wirtshafter and Gary DiCenzo $1,500 during the fiscal year. Each of the Funds paid Art Falk $1,625 during the fiscal year.

Snow Family of Funds	ANNUAL REPORT

Information About Your Funds’ Expenses - (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, such as the redemption fee imposed by the Funds for certain short-term redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The table below illustrates an example investment of $1,000 at the beginning of the period (09/01/15) and held for the entire period of 09/01/15 through 02/29/16.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses (relating to the example $1,000 investment made on 09/01/15). You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about the hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectuses.

Expenses and Value of a $1,000 Investment for the period from 09/01/15 through 02/29/16

Focused Value Fund:	Beginning Account Value (09/01/2015)	Annualized Expense Ratio for the Period	Ending Account Value (02/29/2016)	Expenses Paid During Period (a)
Actual Fund Return (in parentheses)
Class A (-19.88%)	$1,000.00	1.40%	$801.18	$6.27
Class I (-19.80%)	$1,000.00	1.15%	$801.98	$5.15
Hypothetical 5% Fund Return
Class A	$1,000.00	1.40%	$1,017.90	$7.02
Class I	$1,000.00	1.15%	$1,019.10	$5.77
Hedged Equity Fund:
Actual Fund Return (in parentheses)
Class A (-14.35%)	$1,000.00	1.70%	$856.50	$7.85
Class I (-14.26%)	$1,000.00	1.45%	$857.37	$6.70
Hypothetical 5% Fund Return
Class A	$1,000.00	1.70%	$1,016.40	$8.52
Class I	$1,000.00	1.45%	$1,017.70	$7.27

Snow Family of Funds	ANNUAL REPORT

Information About Your Fund’s Expenses - (Unaudited)(continued)

Market Plus Fund:	Beginning Account Value (09/01/2015)	Annualized Expense Ratio for the Period	Ending Account Value (02/29/2016)	Expenses Paid During Period (a)
Actual Fund Return (in parentheses)
Class A (-12.08%)	$1,000.00	1.00%	$879.19	$4.67
Class I (-12.00%)	$1,000.00	0.75%	$879.96	$3.51
Hypothetical 5% Fund Return
Class A	$1,000.00	1.00%	$1,019.90	$5.02
Class I	$1,000.00	0.75%	$1,021.10	$3.77
Inflation Advantaged Equities Fund:
Actual Fund Return (in parentheses)
Class A (-17.61%)	$1,000.00	1.50%	$823.86	$6.80
Class I (-17.49%)	$1,000.00	1.25%	$825.11	$5.67
Hypothetical 5% Fund Return
Class A	$1,000.00	1.50%	$1,017.40	$7.52
Class I	$1,000.00	1.25%	$1,018.60	$6.27
Dividend Plus Fund:
Actual Fund Return (in parentheses)
Class A (-8.60%)	$1,000.00	1.25%	$913.97	$5.95
Class I (-8.49%)	$1,000.00	1.00%	$915.14	$4.76
Hypothetical 5% Fund Return
Class A	$1,000.00	1.25%	$1,018.60	$6.27
Class I	$1,000.00	1.00%	$1,019.90	$5.02
Mid Cap Value Fund:
Actual Fund Return (in parentheses)
Class A (-13.89%)	$1,000.00	1.25%	$861.09	$5.78
Class I (-13.76%)	$1,000.00	1.00%	$862.38	$4.63
Hypothetical 5% Fund Return
Class A	$1,000.00	1.25%	$1,018.60	$6.27
Class I	$1,000.00	1.00%	$1,019.90	$5.02

(a)	Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Funds’ prospectuses, which can be obtained from your investment representative or by calling 1-877-244-6235. Please read them carefully before you invest or send money.

Snow Family of Funds	ANNUAL REPORT

Information About Your Fund’s Expenses - (Unaudited)(continued)

Total Fund operating expense ratios as stated in the current Fund prospectus dated June 30, 2015 for the Funds were as follows:
Focused Value Fund Class A, gross of fee waivers or expense reimbursements	15.37%
Focused Value Fund Class A, after waiver and reimbursement*	1.40%
Focused Value Fund Class I, gross of fee waivers or expense reimbursements	15.12%
Focused Value Fund Class I, after waiver and reimbursement*	1.15%
Hedged Equity Fund Class A, gross of fee waivers or expense reimbursements	4.40%
Hedged Equity Fund Class A, after waiver and reimbursement*	1.86%
Hedged Equity Fund Class I, gross of fee waivers or expense reimbursements	4.15%
Hedged Equity Fund I, after waiver and reimbursement*	1.61%
Market Plus Fund Class A, gross of fee waivers or expense reimbursements	16.66%
Market Plus Fund Class A, after waiver and reimbursement*	1.01%
Market Plus Fund Class I, gross of fee waivers or expense reimbursements	16.41%
Market Plus Fund Class I, after waiver and reimbursement*	0.76%
Inflation Advantaged Equities Fund Class A, gross of fee waivers or expense reimbursements	17.77%
Inflation Advantaged Equities Fund Class A, after waiver and reimbursement*	1.51%
Inflation Advantaged Equities Fund Class I, gross of fee waivers or expense reimbursements	17.52%
Inflation Advantaged Equities Fund Class I, after waiver and reimbursement*	1.26%
Dividend Plus Fund Class A, gross of fee waivers or expense reimbursements	17.14%
Dividend Plus Fund Class A, after waiver and reimbursement*	1.25%
Dividend Plus Fund Class I, gross of fee waivers or expense reimbursements	16.89%
Dividend Plus Fund Class I, after waiver and reimbursement*	1.00%
Mid Cap Value Fund Class A, gross of fee waivers or expense reimbursements	16.47%
Mid Cap Value Fund Class A, after waiver and reimbursement*	1.26%
Mid Cap Value Fund Class I, gross of fee waivers or expense reimbursements	16.21%
Mid Cap Value Fund Class I, after waiver and reimbursement*	1.01%

* Snow Capital Management L.P. (the “Adviser”) has entered into an Expense Limitation Agreement with the Funds under which it has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits the Funds’ annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired funds fees and expenses, extraordinary expenses, dividend and interest expenses related to short investments, and payments, if any, under the Rule 12b-1 Plan) to not more than 1.15, 1.25%, 0.75%, 1.25%, 1.00% and 1.00% for the Focused Value Fund, Hedged Equity Fund, Market Plus Fund, Inflation Advantaged Equities Fund, Dividend Plus Fund and Mid Cap Value Fund, respectively through at least July 1, 2016. Subject to approval by the Funds’ Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Funds within the three fiscal years following the year in which such waiver occurred, if the Funds are able to make the payment without exceeding the expense limitation in effect at that time. The current contractual agreement cannot be terminated prior to at least one year after the effective date without the Board of Trustees’ approval. Please see the Information About Your Funds’ Expenses, the Financial Highlights and Notes to Financial Statements (Note 5) sections of this report for gross and net expense related disclosures during the fiscal year ended February 29, 2016.

360 FUNDS
BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN
THE TRUST AND SNOW CAPITAL MANAGEMENT L.P.

On December 16, 2015, the Board of Trustees (the “Board” or the “Trustees”) of the 360 Funds (the “Trust”), comprised entirely of Trustees who are not “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”), met in person to review and discuss renewing the Investment Advisory Agreement between the Trust and Snow Capital Management L.P. (the “Adviser”) with respect to the Snow Capital Focused Value Fund, the Snow Capital Hedged Equity Fund, the Snow Capital Market Plus Fund, the Snow Capital Inflation Advantaged Equities Fund, the Snow Capital Dividend Plus Fund and the Snow Capital Mid Cap Value Fund (the “Funds”).

With the assistance and advice of independent counsel, the Trustees had requested and received information prior to the meeting that they deemed relevant or necessary to consider in the renewal process. In addition, they received a memorandum from independent counsel discussing, among other things, the fiduciary duties and responsibilities of the Board in reviewing and considering renewal. The Trustees reviewed and discussed the foregoing information during a private session with their counsel and during the Board meeting. Counsel also reviewed with the Trustees the types of information and factors that they should and should not take into consideration in making their decision about renewal. Throughout the process the Trustees had the opportunity to ask questions, and answers to their questions were considered along with the other materials provided.

In assessing various factors in regard to renewal, the Board took into consideration information prepared for the renewal meeting, such as: (i) reports regarding the services and support to be provided to the Funds and their shareholders by the Adviser; (ii) information prepared by the Funds’ portfolio managers addressing the Adviser’s investment philosophy, investment strategy and operations; (iii) compliance reports and background concerning the Funds and the Adviser; (iv) proposed disclosure information to be contained in the registration statement of the Trust and the Form ADV of the Adviser; (v) information on relevant developments in the mutual fund industry and how the Funds and the Adviser proposed to respond to them; (vi) financial information about the Adviser; (vii) a description of the personnel at the Adviser involved with the Funds, their background, professional skills and accomplishments; (viii) information on investment advice, performance, summaries of proposed fund expenses, compliance program, current legal matters, and other general information about the Adviser; (ix) comparative expense and performance information for other mutual funds that are similar to the Funds; (x) where available, information about performance and fees relative to other accounts managed by the Adviser that might be considered comparable to the Funds in terms of investment style; and (xi) any soft-dollar or other “fall-out” or similar benefits to be realized by the Adviser from its relationship with the Funds.

The Board did not identify any particular factor or information that was most relevant to its consideration to renew the Investment Advisory Agreement and each Trustee may have afforded different weight to the various factors considered. Following is a summary of the Board’s consideration of various factors:

The Nature, Extent, and Quality of the Services Provided by the Adviser.

The Trustees considered various aspects of the nature, extent and quality of the services to be provided by the Adviser to the Funds. They considered the following, without limitation: the quality of the investment advisory services (including research and recommendations with respect to portfolio securities), to be provided; the background, experience and professional ability and skill of the portfolio management personnel assigned to the Funds, noting the commitment to hire and retain qualified personnel to work on behalf of the Funds and their shareholders; the processes used for formulating investment recommendations and assuring compliance with each Fund’s investment objectives and limitations, as well as for assuring compliance with regulatory requirements, specifically noting that the Adviser had not reported any material compliance matter over the last year; the manner in which the Adviser seeks to satisfy their obligation to assure “best execution” in connection with securities transactions placed for the Funds, noting the Adviser’s policies and procedures on trading and brokerage, as well as expected average brokerage commissions paid; the investment strategies and sources of information upon which the Adviser expects to rely in making investment decisions for the Funds; where applicable, the fees charged to and the performance of other accounts managed by the Adviser similar to the Funds; the oversight of the Funds’ portfolios by the Adviser; the Adviser’s succession plans and business continuity plans; and the coordination of services for the Funds among the service providers, Trust management and the Trustees.

After reviewing and considering the foregoing information and further information in the materials provided by the Adviser (including its Form ADV), the Board concluded, in light of all the facts and circumstances, that the expected nature, extent and quality of the services to be provided by the Adviser were satisfactory and adequate for the respective Funds.

The Costs of the Services to be provided and Profits Expected to be realized by the Adviser from its Relationships with the Funds.

In considering these factors, the Trustees took into consideration the overall expenses of each Fund, including the nature and frequency of advisory fee payments, the expected asset levels of each Fund and the gross and net expenses of the Funds as compared to gross and net expenses of a group of funds that may be considered similar, noting that the expenses of each of the Funds was within the range of expenses incurred by the other funds in its group. The Trustees also took into consideration the information provided about the financial condition and profitability of the Adviser and the level of commitment to the Funds by the principals of the Adviser to their roles for the Funds.

The Trustees also considered the fees charged by the Adviser to comparable accounts – such as separately managed accounts -- they manage in a similar style and noted that, typically, the fees charged to the Funds were similar to fees charged to other accounts managed by the Adviser. The Trustees used this information as a potential gauge for what fees might be considered reasonable for similar investment services, although they also considered that accounts identified as similar for this purpose may also have material differences that impact their overall comparability, such as differences in the range of the investor base served by the account; the average account size; the customization of fees, services and reporting available; the daily liquidity, redemptions and turnover that might occur in a mutual fund that might not be the case in other accounts; the regulatory requirements applicable to a fund that do not apply to many non-fund accounts; and the Board oversight applicable to funds that does not apply to most other types of accounts; to name a few. The Trustees took into consideration these potential differences when assessing both performance and fee information with respect to comparable accounts.

After further consideration of these elements, the Board concluded, in light of all the facts and circumstances, that the costs of the services provided to the Funds and the profits expected to be realized by the Adviser from its relationship with the Funds were satisfactory.

Other Benefits Derived by the Adviser from its Relationships with the Funds and Conflicts of Interest.

The Trustees also considered other benefits that the Adviser could derive from their relationship with the Funds (sometimes referred to as “fall-out” benefits) and conflicts of interest. In particular, the Trustees considered that the Adviser may use “soft dollars,” or Fund commissions, to obtain research, and noted in addition to the amount of soft dollars reported that (i) Adviser reports it would select broker-dealers on the basis of best execution, even though some of the broker-dealers it selects also provide research, (ii) the Adviser reports it would only use “soft dollars” within the Section 28(e) safe harbor, which requires the Adviser to determine that the commissions paid were reasonable in relation to the value of the research received, and (iii) the Adviser would use the research received to implement its investment strategy generally, which benefits the Funds as well as the Adviser’s other accounts.

After reviewing and considering the foregoing information and other information they deemed relevant with regard to these matters, the Board concluded, in light of all the facts and circumstances, that the other benefits derived by the Adviser from its relationships with the Funds were satisfactory.

Economies of Scale.

The Trustees also considered the extent to which economies of scale would be realized if the Funds grow and whether the total expense ratios reflect those economies of scale for the benefit of the Funds’ shareholders. In this regard, the Trustees considered the expenses of the Funds and the potential for sharing with shareholders any economies of scale that are realized from Fund growth.

After considering these factors, the Board concluded, in light of all the facts and circumstances, that the total expense ratios were satisfactory and adequate to reflect economies of scale for the benefit of the Funds’ shareholders if the Funds grow.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, renewed the Investment Advisory Agreement, and determined that the compensation payable under each of the agreements was fair, reasonable and within a range of what could have been negotiated at arm’s-length in light of all the surrounding circumstances, including the services to be rendered and such other matters as the Board considered to be relevant.

360 FUNDS
4520 Main Street
Suite 1425
Kansas City, MO 64111

INVESTMENT ADVISER
Snow Capital Management, L.P.
2000 Georgetowne Drive
Suite 200
Sewickley, PA 15143

ADMINISTRATOR & TRANSFER AGENT
M3Sixty Administration, LLC
4520 Main Street
Suite 1425
Kansas City, MO 64111

DISTRIBUTOR
Matrix Capital Group, Inc.
106 West 32nd Street
New York, NY 10001

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Sanville & Company
1514 Old York Road
Abington, PA 19001

LEGAL COUNSEL
Graydon Head & Ritchey LLP
15 West Center Street
Lawrenceburg, IN 47025

CUSTODIAN BANK
U.S. Bank, N.A
425 Walnut Street
 Cincinnati, OH 45202

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Privacy Notice

FACTS	WHAT DOES 360 FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right  to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
•   Social Security number
•   Assets
•   Retirement Assets
•   Transaction History
•   Checking Account Information
•   Purchase History
•   Account Balances
•   Account Transactions
•   Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons 360 Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does 360 Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-244-6235

Who we are
Who is providing this notice?	360 Funds M3Sixty Administration, LLC (Administrator) Matrix Capital Group, Inc. (Distributor)
What we do
How does 360 Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures  that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does 360 Funds collect my personal information?
We collect your personal information, for example, when you
•   Open an account
•   Provide account information
•   Give us your contact information
•   Make deposits or withdrawals from your account
•   Make a wire transfer
•   Tell us where to send the money
•   Tell us who receives the money
•   Show your government-issued ID
•   Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit  only
•   Sharing for affiliates’ everyday business purposes – information about your creditworthiness
•   Affiliates from using your information to market to you
•   Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
•   M3Sixty Administration, LLC and Matrix Capital Group, Inc., could each be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • 360 Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • 360 Funds does not jointly market.

ITEM 2.	CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(d)	The registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Trustees has determined that Tom Wirtshafter serves on its audit committee as the "audit committee financial expert" as defined in Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $25,000 with respect to the registrant’s fiscal year ended February 29, 2016 and $25,000 with respect to the registrant’s fiscal year ended February 28, 2015.

(b)	Audit-Related Fees. There were no fees billed during the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $6,800 with respect to the registrant’s fiscal year ended February 29, 2016 and $6,800 with respect to the registrant’s fiscal year ended February 28, 2015. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. The aggregate fees billed in last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended February 29, 2016 and $0 for the fiscal year ended February 28, 2015.

(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the last two fiscal years ended February 29, 2016 and February 28, 2015 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser during the last two fiscal years.

(h)	There were no non-audit services rendered to the registrant’s investment adviser.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULES OF INVESTMENTS

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

360 Funds

By: Randy Linscott	/s/ Randy Linscott
Principal Executive Officer
Date: May 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Randy Linscott	/s/ Randy Linscott
Principal Executive Officer
Date: May 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Larry E. Beaver, Jr.	/s/ Larry E. Beaver, Jr.
Principal Financial Officer
Date: May 2, 2016